UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 - December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2021

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	9
COMMODITIES FUND
COMMODITIES STRATEGY FUND	49
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	63
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89
OTHER INFORMATION	91
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	93
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	101

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the annual period ended December 31, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2021

this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2021

During the 12-month period ended December 31, 2021, the S&P 500 Index reached all-time highs as investors largely brushed off concerns about new COVID-19 variants, global supply chain disruptions, inflationary fears, and other worrying factors that resulted in little more than brief selloffs before the index resumed its upward march.

The economic recovery made considerable progress in 2021 with the help of COVID-19 vaccines and enormous policy stimulus. We expect policymakers, led by the Federal Reserve (the “Fed”), will begin to scale back their support in 2022. However, because of their dovish policy framework, the Fed is deliberately “behind the curve.” As such, we expect real interest rates could remain negative in the near term, supporting above-potential economic growth and risk asset returns. Eventually an overheated economy will require that the Fed apply the brakes more firmly, but we believe that will be a greater concern in 2023.

U.S. real gross domestic product (“GDP”) slowed to 2.3% in the third quarter of 2021, but output has now fully recovered and now exceeds its supply side potential. We believe growth could bounce back to a robust 6–7% in the fourth quarter and remain well above potential in 2022, which would ensure a continued rapid decline in the unemployment rate.

A rapidly tightening labor market will put further pressure on wages, which are already surging. The Employment Cost Index, which is a measure of wage growth given that it controls for compositional changes (e.g. low paid industries losing jobs disproportionately), saw the largest quarterly gain in over 30 years in the third quarter reading. The share of businesses reporting plans to raise wages is also spiking, which suggests that further wage gains are in the pipeline.

As a result, the inflation narrative is evolving from a focus on the series of “transitory” shocks of 2021 to a focus on accelerating wage growth and housing inflation. While we believe that overall inflation will slow in 2022 as durable goods prices recede, core inflation should remain meaningfully above the Fed’s 2.0% target. We therefore expect that the Fed will deliver four rate increases in 2022, starting in March, and begin the process of quantitative tightening.

A key risk to our positive outlook is China, where massive property and credit imbalances threaten to unravel. Real GDP growth in 2021 slowed to a pace of just 4.0%, the weakest in the modern era excluding the first half of 2020. However, Chinese policymakers appear ready to step in to support faster growth. Separately, while the Omicron variant of COVID-19 has produced record cases, reduced severity and vaccines/treatments may portend only a modest drag on growth.

For the 12-month period ended December 31, 2021, the S&P 500® Index* returned 28.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.26%. The return of the MSCI Emerging Markets Index* was -2.54%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -1.54% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 5.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2021

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2021 and ending December 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	2.17%	(2.10%)	$ 1,000.00	$ 979.00	$ 10.82
C-Class	2.97%	(2.43%)	1,000.00	975.70	14.79
P-Class	2.16%	(2.08%)	1,000.00	979.20	10.78
Institutional Class	1.91%	(1.93%)	1,000.00	980.70	9.54
Commodities Strategy Fund
A-Class	1.67%	5.96%	1,000.00	1,059.60	8.67
C-Class	2.41%	5.59%	1,000.00	1,055.90	12.49
H-Class	1.65%	5.99%	1,000.00	1,059.90	8.57

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	2.17%	5.00%	$ 1,000.00	$ 1,014.27	$ 11.02
C-Class	2.97%	5.00%	1,000.00	1,010.23	15.05
P-Class	2.16%	5.00%	1,000.00	1,014.32	10.97
Institutional Class	1.91%	5.00%	1,000.00	1,015.58	9.70
Commodities Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.79	8.49
C-Class	2.41%	5.00%	1,000.00	1,013.06	12.23
H-Class	1.65%	5.00%	1,000.00	1,016.89	8.39

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.42%, 2.19%, 1.42% and 1.17% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2021 to December 31, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk*–typically in the 5% to 8% range.

For the one-year period ended December 31, 2021, the Institutional Class shares of the Fund produced a return of 7.43%.

The Fund succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index came in at 49% and -16%, respectively. During the period the Fund experienced 6.5% risk, as measured by annualized daily return standard deviation.

The Fund outperformed the HFRX Global Hedge Fund Index, which returned 3.65% for the year. The HFRX Global Hedge Fund Index had a correlation of 71% with the S&P 500 Index and a -18% correlation to the Bloomberg U.S. Aggregate Bond Index in 2021.

Three hedge fund strategies used within the Fund contributed positively to Fund returns in 2021. Specifically, Equity Market Neutral, Merger Arbitrage, and Long/Short Equity strategies were positive contributors for the year. Global Macro was the only strategy to detract from performance this year.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, duration management, index exposure, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives had a positive contribution to Fund performance for the year.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

*

Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Inception Dates:
Institutional Class	May 3, 2010
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	7.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.2%
Xilinx, Inc.	2.8%
IHS Markit Ltd.	2.5%
Nuance Communications, Inc.	2.4%
Magellan Health, Inc.	1.5%
Guggenheim Strategy Fund III	1.4%
Athene Holding Ltd. — Class A	1.3%
Coherent, Inc.	1.3%
Ferro Corp.	1.2%
Top Ten Total	27.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Average Annual Returns*

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	7.17%	3.54%	2.67%
A-Class Shares with sales charge‡	2.08%	2.54%	2.17%
C-Class Shares	6.32%	2.80%	1.91%
C-Class Shares with CDSC§	5.32%	2.80%	1.91%
P-Class Shares	7.16%	3.58%	2.68%
Institutional Class Shares	7.43%	3.80%	2.93%
S&P 500 Index	28.71%	18.47%	16.55%
HFRX Global Hedge Fund Index	3.65%	3.52%	2.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class share and P-Class shares only; performance for C-Class and Institutional Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 39.4%

Financial - 10.6%
Athene Holding Ltd. — Class A*	11,013	$917,713
People’s United Financial, Inc.	48,387	862,256
Monmouth Real Estate Investment Corp. REIT	40,114	842,795
CyrusOne, Inc. REIT	9,392	842,650
MGM Growth Properties LLC — Class A REIT	16,551	676,108
CIT Group, Inc.	10,573	542,818
Investors Bancorp, Inc.	31,211	472,847
Flagstar Bancorp, Inc.	9,355	448,479
TriState Capital Holdings, Inc.*	13,971	422,762
CorePoint Lodging, Inc. REIT*	26,565	417,071
Great Western Bancorp, Inc.	10,324	350,603
Sterling Bancorp	13,158	339,345
State Auto Financial Corp.	6,307	326,009
Total Financial		7,461,456

Technology - 8.1%
Xilinx, Inc.	9,242	1,959,581
Nuance Communications, Inc.*	30,874	1,707,950
PAE, Inc.*	85,495	848,965
Change Healthcare, Inc.*	36,682	784,261
Cerner Corp.	4,553	422,837
Total Technology		5,723,594

Consumer, Non-cyclical - 8.0%
IHS Markit Ltd.	13,091	1,740,056
Magellan Health, Inc.*	11,030	1,047,740
Sanderson Farms, Inc.	3,900	745,212
GreenSky, Inc. — Class A*	65,037	738,820
Intersect ENT, Inc.*	23,678	646,646
Arena Pharmaceuticals, Inc.*	4,606	428,082
RR Donnelley & Sons Co.*	29,423	331,303
Total Consumer, Non-cyclical		5,677,859

Industrial - 5.4%
Coherent, Inc.*	3,364	896,664
Forterra, Inc.*	31,588	751,162
Welbilt, Inc.*	28,767	683,792
Teekay LNG Partners, LP	37,040	627,087
Aerojet Rocketdyne Holdings, Inc.	13,359	624,667
SPX FLOW, Inc.	2,340	202,363
Total Industrial		3,785,735

Basic Materials - 3.1%
Ferro Corp.*	40,498	884,071
Kraton Corp.*	9,514	440,689
Atotech Ltd.*	17,259	440,450
Rogers Corp.*	1,562	426,426
Total Basic Materials		2,191,636

Communications - 2.4%
Mimecast Ltd.*	8,007	637,117
Vonage Holdings Corp.*	30,603	636,236
NeoPhotonics Corp.*	26,811	412,085
Total Communications		1,685,438

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Consumer, Cyclical - 1.8%
Veoneer, Inc.*	18,045	$640,241
Casper Sleep, Inc.*	61,814	412,917
Golden Nugget Online Gaming, Inc.*	23,257	231,407
Total Consumer, Cyclical		1,284,565

Total Common Stocks
(Cost $26,062,455)		27,810,283

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Lantheus Holdings, Inc.*	42,000	—
Alexion Pharmaceuticals, Inc.*	34,843	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 14.0%
Guggenheim Strategy Fund II1	209,304	5,207,495
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	372,043	3,690,666
Guggenheim Strategy Fund III[1]	39,063	977,752
Total Mutual Funds
(Cost $9,886,814)		9,875,913

CLOSED-END FUNDS† - 7.0%
Aberdeen Global Premier Properties Fund	29,937	204,769
Nuveen Real Estate Income Fund	15,935	204,287
CBRE Global Real Estate Income Fund	20,822	203,847
Royce Value Trust, Inc.[2]	10,123	198,309
Aberdeen Total Dynamic Dividend Fund	19,359	197,849
General American Investors Company, Inc.	4,423	195,497
Gabelli Dividend & Income Trust	7,204	194,508
LMP Capital and Income Fund, Inc.	12,687	192,842
Adams Diversified Equity Fund, Inc.	9,906	192,276
Royce Micro-Capital Trust, Inc.	16,531	190,933
Virtus AllianzGI Convertible & Income Fund	32,720	190,758
BlackRock California Municipal Income Trust	13,066	190,110
PGIM Global High Yield Fund, Inc.	12,573	189,727
Nuveen New York AMT-Free Quality Municipal Income Fund	13,746	189,557
Saba Capital Income & Opportunities Fund	41,689	188,434
Virtus AllianzGI Convertible & Income Fund II	36,770	187,527
Tri-Continental Corp.[2]	5,399	179,193
Miller/Howard High Dividend Fund	15,368	158,598
Nuveen New York Quality Municipal Income Fund	9,472	140,091
Gabelli Healthcare & WellnessRx Trust	8,447	114,626

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Invesco Trust for Investment Grade New York Municipals	8,536	$114,553
Western Asset Managed Municipals Fund, Inc.	8,660	113,273
Invesco Dynamic Credit Opportunities Fund*	9,072	112,765
Invesco Pennsylvania Value Municipal Income Trust	7,747	108,226
Nuveen New Jersey Quality Municipal Income Fund	6,826	104,984
Delaware Ivy High Income Opportunities Fund	6,594	91,854
Sprott Focus Trust, Inc.	10,508	90,365
Aberdeen Japan Equity Fund, Inc.	8,046	65,414
Morgan Stanley Emerging Markets Debt Fund, Inc.	7,039	63,421
Swiss Helvetia Fund, Inc.	5,667	56,330
Nuveen Ohio Quality Municipal Income Fund	3,413	54,506
Source Capital, Inc.	986	42,605
Tortoise Power and Energy Infrastructure Fund, Inc.	2,552	34,758
Neuberger Berman New York Municipal Fund, Inc.	2,630	34,190
Gabelli Global Small and Mid Capital Value Trust	2,095	33,310
Delaware Investments Minnesota Municipal Income Fund II, Inc.	2,289	32,298
Western Asset Municipal Partners Fund, Inc.	1,937	30,140
MFS Investment Grade Municipal Trust	2,215	22,836
Western Asset Intermediate Muni Fund, Inc.	1,928	18,586
Herzfeld Caribbean Basin Fund, Inc.	3,326	18,562
Royce Global Value Trust, Inc.	1,032	13,540
Delaware Investments National Municipal Income Fund	937	13,230
New Ireland Fund, Inc.	905	10,100
Total Closed-End Funds
(Cost $4,790,725)		4,983,584

	Face Amount
U.S. TREASURY BILLS†† - 12.8%
U.S. Treasury Bills
0.02% due 01/18/22[3,4]	$5,800,000	5,799,964
0.04% due 01/06/22[4,5]	3,286,000	3,285,999
Total U.S. Treasury Bills
(Cost $9,085,920)		9,085,963

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 22.5%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	$8,866,539	$8,866,539
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	3,666,936	3,666,936
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	3,333,578	3,333,578
Total Repurchase Agreements
(Cost $15,867,053)		15,867,053

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	281,926	281,926
Total Securities Lending Collateral
(Cost $281,926)		281,926

Total Investments - 96.1%
(Cost $65,974,893)		$67,904,722

COMMON STOCKS SOLD SHORT† - (14.7)%
Industrial - (0.3)%
II-VI, Inc.*	3,061	(209,158)

Consumer, Cyclical - (0.3)%
DraftKings, Inc. — Class A*	8,489	(233,193)

Consumer, Non-cyclical - (2.5)%
S&P Global, Inc.	3,715	(1,753,220)

Technology - (3.5)%
MKS Instruments, Inc.	953	(165,984)
Advanced Micro Devices, Inc.*	15,928	(2,292,039)
Total Technology		(2,458,023)

Financial - (8.1)%
Webster Financial Corp.	6,104	(340,847)
Raymond James Financial, Inc.	3,493	(350,697)
First Interstate BancSystem, Inc. — Class A	8,698	(353,748)
Citizens Financial Group, Inc.	9,270	(438,007)
New York Community Bancorp, Inc.	37,561	(458,620)
First Citizens BancShares, Inc. — Class A	656	(544,375)
VICI Properties, Inc.	22,609	(680,757)
Goldman Sachs Group, Inc.	1,951	(746,355)
M&T Bank Corp.	5,710	(876,942)
Apollo Asset Management, Inc.	12,654	(916,529)
Total Financial		(5,706,877)

Total Common Stocks Sold Short
(Proceeds $8,650,335)		(10,360,471)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
EXCHANGE-TRADED FUNDS SOLD SHORT† - (7.5)%
iShares Preferred & Income Securities ETF	65	$(2,563)
SPDR Gold Shares — Class D*	41	(7,009)
iShares Mortgage Real Estate ETF	259	(8,938)
iShares 7-10 Year Treasury Bond ETF	92	(10,580)
VanEck Gold Miners ETF	350	(11,210)
Energy Select Sector SPDR Fund	313	(17,372)
iShares Core High Dividend ETF	193	(19,491)
iShares iBoxx $ Investment Grade Corporate Bond ETF	240	(31,805)
iShares Floating Rate Bond ETF	1,541	(78,175)
Health Care Select Sector SPDR Fund	614	(86,506)
iShares Russell 1000 Growth ETF	296	(90,455)
VanEck High Yield Muni ETF	2,545	(158,884)
Invesco Senior Loan ETF	11,557	(255,410)
SPDR Bloomberg Convertible Securities ETF	3,293	(273,187)
iShares National Muni Bond ETF	2,800	(325,584)
iShares U.S. Real Estate ETF	4,950	(574,893)
iShares iBoxx High Yield Corporate Bond ETF	6,661	(579,574)
iShares Russell 2000 Index ETF	2,637	(586,600)
iShares Russell 1000 Value ETF	3,712	(623,356)
SPDR Nuveen Bloomberg Municipal Bond ETF	14,980	(774,916)
SPDR S&P 500 ETF Trust	1,682	(798,883)
Total Exchange-Traded Funds Sold Short
(Proceeds $5,180,420)		(5,315,391)

Total Securities Sold Short - (22.2)%
(Proceeds $13,830,755)		$(15,675,862)
Other Assets & Liabilities, net - 26.1%		18,412,704
Total Net Assets - 100.0%		$70,641,564

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gasoline RBOB Futures Contracts	32	Jan 2022	$2,986,234	$83,032
Cotton #2 Futures Contracts	38	Jul 2022	2,046,870	82,602
Live Cattle Futures Contracts	105	Jun 2022	5,842,200	18,727
Live Cattle Futures Contracts	15	Feb 2022	837,900	15,754
NY Harbor ULSD Futures Contracts	3	Jan 2022	293,366	14,029
Soybean Oil Futures Contracts	7	Mar 2022	237,594	12,831

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased† (continued)
Brent Crude Futures Contracts	3	Jan 2022	$233,820	$12,475
LME Zinc Futures Contracts	2	Feb 2022	178,132	12,239
Soybean Futures Contracts	5	Mar 2022	334,937	11,572
WTI Crude Futures Contracts	3	Jan 2022	226,350	11,186
LME Primary Aluminum Futures Contracts	2	Feb 2022	140,250	8,994
Low Sulphur Gas Oil Futures Contracts	4	Feb 2022	266,400	8,079
Corn Futures Contracts	19	Mar 2022	562,875	6,768
LME Nickel Futures Contracts	1	Feb 2022	125,001	3,383
Copper Futures Contracts	1	Mar 2022	111,413	2,659
LME Lead Futures Contracts	3	Feb 2022	173,963	385
Soybean Meal Futures Contracts	7	Mar 2022	279,930	(31)
Sugar #11 Futures Contracts	16	Feb 2022	337,075	(8,114)
Coffee ‘C’ Futures Contracts	3	Mar 2022	253,969	(21,216)
Natural Gas Futures Contracts	45	Feb 2022	1,616,400	(54,565)
			$17,084,679	$220,789
Currency Futures Contracts Purchased†
British Pound Futures Contracts	33	Mar 2022	$2,788,500	$57,538
New Zealand Dollar Futures Contracts	59	Mar 2022	4,032,650	51,978
Canadian Dollar Futures Contracts	18	Mar 2022	1,423,170	10,951
Euro FX Futures Contracts	1	Mar 2022	142,400	1,171
Japanese Yen Futures Contracts	32	Mar 2022	3,477,200	(38,090)
			$11,863,920	$83,548
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2022	$326,505	$14,094
Nikkei 225 (OSE) Index Futures Contracts††	1	Mar 2022	250,677	11,593
Tokyo Stock Price Index Futures Contracts††	1	Mar 2022	173,291	7,014
Russell 2000 Index Mini Futures Contracts	1	Mar 2022	112,125	5,346
OMX Stockholm 30 Index Futures Contracts††	8	Jan 2022	212,929	4,974
SPI 200 Index Futures Contracts††	3	Mar 2022	403,819	4,295
CAC 40 10 Euro Index Futures Contracts††	2	Jan 2022	162,318	3,024
FTSE MIB Index Futures Contracts††	1	Mar 2022	154,266	2,183
S&P/TSX 60 IX Index Futures Contracts	1	Mar 2022	202,606	1,932
Amsterdam Index Futures Contracts††	1	Jan 2022	181,418	1,805
Euro STOXX 50 Index Futures Contracts††	3	Mar 2022	145,772	(668)
S&P 500 Index Mini Futures Contracts	1	Mar 2022	237,975	(814)
FTSE 100 Index Futures Contracts††	3	Mar 2022	296,654	(1,520)
CBOE Volatility Index Futures Contracts	60	Feb 2022	1,317,000	(10,195)
CBOE Volatility Index Futures Contracts	49	Jan 2022	966,280	(100,778)
			$5,143,635	$(57,715)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	28	Mar 2022	$3,649,187	$27,450
U.S. Treasury Ultra Long Bond Futures Contracts	3	Mar 2022	588,281	5,091
U.S. Treasury Long Bond Futures Contracts	5	Mar 2022	799,687	2,341
Euro - 30 year Bond Futures Contracts††	3	Mar 2022	705,772	(1,492)
Euro - OATS Futures Contracts††	47	Mar 2022	8,725,285	(76,508)
Euro - BTP Italian Government Bond Futures Contracts††	57	Mar 2022	9,533,743	(95,924)
			$24,001,955	$(139,042)
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	145	May 2022	$3,658,350	$130,099
CBOE Volatility Index Futures Contracts	119	Jun 2022	3,042,830	22,294
			$6,701,180	$152,393
Interest Rate Futures Contracts Sold Short††
Long Gilt Futures Contracts	48	Mar 2022	$8,101,805	$54,916
Euro - Bund Futures Contracts	21	Mar 2022	4,095,765	15,149
Australian Government 10 Year Bond Futures Contracts	51	Mar 2022	5,178,940	(19,178)
Canadian Government 10 Year Bond Futures Contracts	105	Mar 2022	11,830,389	(85,870)
			$29,206,899	$(34,983)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	48	Mar 2022	$1,697,280	$47,398
Wheat Futures Contracts	4	Mar 2022	154,050	6,188
Silver Futures Contracts	1	Mar 2022	116,600	4,977
Hard Red Winter Wheat Futures Contracts	3	Mar 2022	120,075	3,589
Natural Gas Futures Contracts	2	Jan 2022	75,300	(344)
Lean Hogs Futures Contracts	1	Feb 2022	32,520	(1,103)
Cocoa Futures Contracts	4	Mar 2022	101,560	(2,008)
Cattle Feeder Futures Contracts	2	Mar 2022	170,000	(5,119)
Live Cattle Futures Contracts	105	Apr 2022	6,080,550	(48,943)
Cotton #2 Futures Contracts	30	Mar 2022	1,689,750	(64,912)
Gasoline RBOB Futures Contracts	29	Mar 2022	2,839,402	(138,804)
			$13,077,087	$(199,081)
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	33	Mar 2022	$2,398,275	$(47,282)
Swiss Franc Futures Contracts	110	Mar 2022	15,098,875	(216,605)
			$17,497,150	$(263,887)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	$13,017,639	$2,087,083
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	13,017,650	2,044,462
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	9,009,748	902,053
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	9,009,793	900,851
						$44,054,830	$5,934,449
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	(0.22)% (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	$4,919,821	$(24,704)
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	4,919,750	(26,733)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	(0.23)% (Federal Funds Rate - 0.31%)	At Maturity	08/31/23	12,984,844	(948,917)
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	(0.15)% (Federal Funds Rate - 0.23%)	At Maturity	05/06/24	12,997,199	(954,993)
						$35,821,614	$(1,955,347)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Utilities
UGI Corp.	2,046	1.03%	$22,713
IDACORP, Inc.	825	1.04%	18,084
National Fuel Gas Co.	1,476	1.05%	16,965
Chesapeake Utilities Corp.	654	1.06%	16,763
American States Water Co.	610	0.70%	13,077
Southern Co.	1,115	0.85%	12,884
MGE Energy, Inc.	1,095	1.00%	6,672
Portland General Electric Co.	1,750	1.03%	5,211
WEC Energy Group, Inc.	935	1.01%	2,953
PPL Corp.	3,119	1.04%	1,212
CMS Energy Corp.	281	0.20%	1
Total Utilities			116,535

Consumer, Non-cyclical
United Therapeutics Corp.	181	0.43%	22,413
Prestige Consumer Healthcare, Inc.	770	0.52%	18,673
Innoviva, Inc.	4,224	0.81%	17,734
Quest Diagnostics, Inc.	449	0.86%	16,389
Gilead Sciences, Inc.	1,271	1.02%	12,931
Eagle Pharmaceuticals, Inc.	970	0.55%	10,161
AbbVie, Inc.	467	0.70%	9,065
Molson Coors Beverage Co. — Class B	681	0.35%	8,748

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
John B Sanfilippo & Son, Inc.	992	0.99%	$8,074
Regeneron Pharmaceuticals, Inc.	96	0.67%	7,735
Hologic, Inc.	847	0.72%	6,827
Amgen, Inc.	413	1.03%	6,695
Amphastar Pharmaceuticals, Inc.	1,785	0.46%	5,965
PerkinElmer, Inc.	107	0.24%	5,851
Johnson & Johnson	531	1.01%	5,710
Vertex Pharmaceuticals, Inc.	161	0.39%	4,721
Perdoceo Education Corp.	4,774	0.62%	4,489
Vector Group Ltd.	1,570	0.20%	4,211
EVERTEC, Inc.	939	0.52%	3,438
Waters Corp.	95	0.39%	2,079
Coherus Biosciences, Inc.	1,170	0.21%	1,910
Laboratory Corporation of America Holdings	102	0.36%	1,765
USANA Health Sciences, Inc.	567	0.64%	1,504
Bio-Rad Laboratories, Inc. — Class A	65	0.55%	1,221
Halozyme Therapeutics, Inc.	516	0.23%	1,155
Royalty Pharma plc — Class A	784	0.35%	919
Merck & Company, Inc.	471	0.40%	830
Pfizer, Inc.	503	0.33%	(425)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bristol-Myers Squibb Co.	1,479	1.02%	$(1,161)
Incyte Corp.	588	0.48%	(2,137)
Vanda Pharmaceuticals, Inc.	2,556	0.45%	(2,507)
Exelixis, Inc.	1,043	0.21%	(3,223)
Total Consumer, Non-cyclical			181,760

Technology
NetApp, Inc.	537	0.55%	24,600
CSG Systems International, Inc.	1,630	1.04%	20,440
Rambus, Inc.	2,056	0.67%	19,573
HP, Inc.	690	0.29%	15,318
Cirrus Logic, Inc.	362	0.37%	10,070
ExlService Holdings, Inc.	182	0.29%	7,243
Lumentum Holdings, Inc.	212	0.25%	5,309
International Business Machines Corp.	428	0.63%	2,344
Progress Software Corp.	684	0.37%	1,055
Intel Corp.	608	0.35%	459
Microsoft Corp.	91	0.34%	369
Texas Instruments, Inc.	141	0.29%	149
Xperi Holding Corp.	1,750	0.37%	(3,411)
CommVault Systems, Inc.	281	0.21%	(3,512)
Total Technology			100,006

Consumer, Cyclical
AutoZone, Inc.	45	1.05%	39,390
Gentex Corp.	2,700	1.04%	23,030
Gentherm, Inc.	347	0.33%	18,007
Brunswick Corp.	485	0.54%	16,640
AutoNation, Inc.	311	0.40%	16,135

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
NVR, Inc.	12	0.79%	$12,459
Cummins, Inc.	360	0.87%	8,527
O’Reilly Automotive, Inc.	132	1.03%	7,857
Dolby Laboratories, Inc. — Class A	476	0.50%	7,362
Tri Pointe Homes, Inc.	1,096	0.34%	6,365
LKQ Corp.	1,622	1.08%	6,307
Zumiez, Inc.	791	0.42%	5,865
Autoliv, Inc.	302	0.35%	4,516
Dick’s Sporting Goods, Inc.	301	0.38%	4,463
Methode Electronics, Inc.	637	0.35%	4,317
MarineMax, Inc.	396	0.26%	4,028
Ethan Allen Interiors, Inc.	1,690	0.49%	3,866
Lennar Corp. — Class A	312	0.40%	3,108
Acushnet Holdings Corp.	966	0.57%	2,825
Buckle, Inc.	1,058	0.50%	2,627
Whirlpool Corp.	262	0.68%	2,309
PulteGroup, Inc.	485	0.31%	1,917
Kontoor Brands, Inc.	390	0.22%	1,403
Oxford Industries, Inc.	228	0.26%	1,100
Shoe Carnival, Inc.	489	0.21%	753
Tapestry, Inc.	730	0.33%	(615)
Allison Transmission Holdings, Inc.	1,573	0.63%	(878)
Haverty Furniture Companies, Inc.	573	0.19%	(2,000)
Polaris, Inc.	285	0.35%	(2,805)
Foot Locker, Inc.	570	0.28%	(5,328)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Jack in the Box, Inc.	315	0.31%	$(6,856)
Hibbett, Inc.	305	0.24%	(7,948)
Total Consumer, Cyclical			178,746

Industrial
Mueller Industries, Inc.	1,480	0.98%	24,942
Encore Wire Corp.	489	0.78%	21,170
Snap-on, Inc.	374	0.89%	20,181
Knowles Corp.	4,172	1.08%	18,957
Vishay Intertechnology, Inc.	2,902	0.70%	17,304
Owens Corning	446	0.45%	17,146
Keysight Technologies, Inc.	349	0.80%	16,923
Louisiana-Pacific Corp.	459	0.40%	7,726
Hillenbrand, Inc.	1,115	0.64%	7,124
Boise Cascade Co.	577	0.46%	6,229
Atkore, Inc.	193	0.24%	4,831
Eagle Materials, Inc.	231	0.43%	3,638
Sanmina Corp.	1,741	0.80%	3,608
Albany International Corp. — Class A	302	0.30%	3,344
Crane Co.	436	0.49%	3,060
TTM Technologies, Inc.	3,700	0.61%	2,670
Simpson Manufacturing Company, Inc.	139	0.21%	2,595
Oshkosh Corp.	440	0.55%	1,503
Packaging Corporation of America	433	0.65%	1,444
Textron, Inc.	405	0.35%	1,177

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
3M Co.	446	0.88%	$879
Insteel Industries, Inc.	542	0.24%	404
Dorian LPG Ltd.	1,887	0.27%	(22)
Worthington Industries, Inc.	626	0.38%	(320)
Garmin Ltd.	684	1.03%	(1,205)
Donaldson Company, Inc.	863	0.57%	(1,761)
OSI Systems, Inc.	513	0.53%	(2,474)
MDU Resources Group, Inc.	1,631	0.56%	(3,921)
Toro Co.	866	0.96%	(4,752)
Vontier Corp.	1,839	0.63%	(5,225)
Huntington Ingalls Industries, Inc.	309	0.64%	(5,295)
Sturm Ruger & Company, Inc.	862	0.65%	(6,720)
Total Industrial			155,160

Financial
Stewart Information Services Corp.	1,132	1.00%	21,439
Raymond James Financial, Inc.	930	1.04%	12,236
Piper Sandler Cos.	353	0.70%	12,217
Synchrony Financial	545	0.28%	12,094
Interactive Brokers Group, Inc. — Class A	643	0.57%	9,291
Arch Capital Group Ltd.	1,931	0.95%	8,335
First American Financial Corp.	623	0.54%	6,441
Enstar Group Ltd.	361	0.99%	6,402
Safety Insurance Group, Inc.	1,064	1.00%	5,544
Preferred Bank/Los Angeles CA	1,330	1.06%	5,129

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Douglas Elliman, Inc.	785	0.10%	$4,452
HomeStreet, Inc.	1,042	0.60%	2,754
United Bankshares, Inc.	1,702	0.69%	2,568
Janus Henderson Group plc	756	0.35%	2,210
Citigroup, Inc.	1,505	1.01%	1,578
National Bank Holdings Corp. — Class A	1,685	0.82%	1,308
Fulton Financial Corp.	1,568	0.30%	1,085
Everest Re Group Ltd.	180	0.55%	863
Markel Corp.	23	0.32%	674
Affiliated Managers Group, Inc.	133	0.24%	465
Western Union Co.	1,816	0.36%	(80)
Ameris Bancorp	376	0.21%	(832)
BankUnited, Inc.	1,212	0.57%	(1,447)
Essent Group Ltd.	892	0.45%	(1,487)
MGIC Investment Corp.	4,128	0.66%	(1,739)
Evercore, Inc. — Class A	520	0.78%	(1,840)
Meta Financial Group, Inc.	701	0.46%	(3,597)
Hilltop Holdings, Inc.	1,198	0.47%	(3,669)
Old Republic International Corp.	3,423	0.93%	(4,456)
Radian Group, Inc.	2,751	0.65%	(4,591)
OneMain Holdings, Inc.	677	0.38%	(4,617)
AMERISAFE, Inc.	1,252	0.75%	(4,953)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Mercury General Corp.	1,593	0.94%	$(10,178)
Total Financial			73,599

Communications
Viavi Solutions, Inc.	5,550	1.09%	32,719
Cisco Systems, Inc.	1,524	1.07%	27,102
Juniper Networks, Inc.	1,101	0.44%	14,974
Omnicom Group, Inc.	1,119	0.91%	11,430
F5, Inc.	78	0.21%	4,134
InterDigital, Inc.	527	0.42%	3,758
Shenandoah Telecommunications
Co.	1,151	0.33%	(751)
Yelp, Inc. — Class A	535	0.22%	(786)
T-Mobile US, Inc.	160	0.21%	(1,248)
Cogent Communications Holdings, Inc.	425	0.35%	(1,451)
Verizon Communications, Inc.	1,394	0.80%	(2,985)
Telephone & Data Systems, Inc.	1,513	0.34%	(3,658)
Total Communications			83,238

Basic Materials
Westlake Chemical Corp.	696	0.75%	3,259
Celanese Corp. — Class A	351	0.65%	2,625
LyondellBasell Industries N.V. — Class A	572	0.59%	1,959
AdvanSix, Inc.	479	0.25%	1,786
Dow, Inc.	660	0.42%	1,424
Newmont Corp.	380	0.26%	791
Nucor Corp.	315	0.40%	(222)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Steel Dynamics, Inc.	523	0.36%	$(222)
Total Basic Materials			11,400

Energy
Equitrans Midstream Corp.	1,850	0.21%	1,967
Kinder Morgan, Inc.	1,159	0.20%	176
Antero Midstream Corp.	1,944	0.21%	(1,736)
Total Energy			407
Total MS Long/Short Equity Long Custom Basket			$900,851

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Teladoc Health, Inc.	397	(0.77)%	$12,558
Guardant Health, Inc.	375	(0.76)%	11,707
CoStar Group, Inc.	791	(1.27)%	7,286
Viad Corp.	848	(0.74)%	3,589
US Foods Holding Corp.	772	(0.55)%	827
ASGN, Inc.	330	(0.83)%	686
Brink’s Co.	289	(0.39)%	41
Verisk Analytics, Inc. — Class A	196	(0.91)%	(669)
Equifax, Inc.	134	(0.80)%	(1,523)
TransUnion	296	(0.71)%	(1,579)
Rollins, Inc.	1,330	(0.92)%	(1,584)
Sysco Corp.	627	(1.00)%	(3,253)
Dun & Bradstreet Holdings, Inc.	2,301	(0.96)%	(3,440)
Cintas Corp.	176	(1.59)%	(4,094)
Driven Brands Holdings, Inc.	2,217	(1.52)%	(11,832)
Total Consumer, Non-cyclical			8,720

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Technology
Coupa Software, Inc.	152	(0.49)%	$16,483
Twilio, Inc. — Class A	93	(0.50)%	9,230
Clarivate plc	962	(0.46)%	5,102
Avalara, Inc.	93	(0.24)%	3,369
Zscaler, Inc.	42	(0.27)%	1,018
Smartsheet, Inc. — Class A	173	(0.27)%	882
Allscripts Healthcare Solutions, Inc.	1,444	(0.54)%	286
Leidos Holdings, Inc.	284	(0.51)%	(352)
Snowflake, Inc. — Class A	82	(0.56)%	(2,655)
Ceridian HCM Holding, Inc.	303	(0.64)%	(4,359)
KBR, Inc.	1,756	(1.70)%	(11,985)
Total Technology			17,019

Industrial
Stericycle, Inc.	1,067	(1.29)%	15,523
Boeing Co.	380	(1.55)%	9,286
US Ecology, Inc.	1,401	(0.91)%	7,562
TransDigm Group, Inc.	43	(0.56)%	532
Jacobs Engineering Group, Inc.	666	(1.88)%	509
Howmet Aerospace, Inc.	1,449	(0.94)%	(2,781)
Waste Management, Inc.	355	(1.20)%	(9,983)
Tetra Tech, Inc.	312	(1.08)%	(10,256)
Republic Services, Inc. — Class A	490	(1.39)%	(14,755)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Casella Waste Systems, Inc. — Class A	843	(1.46)%	$(17,856)
Total Industrial			(22,219)

Consumer, Cyclical
United Airlines Holdings, Inc.	1,991	(1.77)%	20,500
Freshpet, Inc.	250	(0.48)%	18,002
Delta Air Lines, Inc.	2,227	(1.77)%	13,047
Spirit Airlines, Inc.	1,580	(0.70)%	6,208
Frontier Group Holdings, Inc.	1,785	(0.49)%	5,685
Tesla, Inc.	24	(0.52)%	2,907
American Airlines Group, Inc.	4,556	(1.66)%	748
Royal Caribbean Cruises Ltd.	508	(0.79)%	(402)
Wynn Resorts Ltd.	226	(0.39)%	(769)
Las Vegas Sands Corp.	533	(0.41)%	(1,303)
IAA, Inc.	914	(0.94)%	(1,797)
Carnival Corp.	2,022	(0.83)%	(3,682)
Madison Square Garden Sports Corp. — Class A	446	(1.57)%	(4,491)
Copart, Inc.	310	(0.96)%	(4,969)
Total Consumer, Cyclical			49,684

Financial
Americold Realty Trust	1,356	(0.90)%	8,402
Park Hotels & Resorts, Inc.	4,179	(1.60)%	1,466
RLJ Lodging Trust	5,158	(1.46)%	1,136
Welltower, Inc.	805	(1.40)%	635
DiamondRock Hospitality Co.	4,576	(0.89)%	546
Safehold, Inc.	941	(1.53)%	544

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Lincoln National Corp.	720	(1.00)%	$(85)
Sunstone Hotel Investors, Inc.	5,316	(1.27)%	(264)
Sun Communities, Inc.	176	(0.75)%	(1,425)
Wells Fargo & Co.	1,308	(1.28)%	(1,766)
Xenia Hotels & Resorts, Inc.	2,410	(0.89)%	(2,137)
Pebblebrook Hotel Trust	2,934	(1.33)%	(2,810)
Northern Trust Corp.	329	(0.80)%	(2,962)
Equitable Holdings, Inc.	2,036	(1.36)%	(3,357)
Equinix, Inc.	83	(1.43)%	(3,445)
Host Hotels & Resorts, Inc.	4,756	(1.68)%	(3,468)
Signature Bank	147	(0.97)%	(3,702)
Bank of New York Mellon Corp.	986	(1.16)%	(3,778)
Ryman Hospitality Properties, Inc.	780	(1.46)%	(3,932)
Kennedy-Wilson Holdings, Inc.	3,733	(1.81)%	(4,775)
Outfront Media, Inc.	2,208	(1.20)%	(5,434)
State Street Corp.	912	(1.72)%	(5,859)
Apartment Income REIT Corp.	1,621	(1.80)%	(5,998)
Western Alliance Bancorporation	685	(1.50)%	(6,395)
Comerica, Inc.	1,056	(1.87)%	(7,999)
Howard Hughes Corp.	679	(1.40)%	(8,046)
Total Financial			(64,908)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
Uber Technologies, Inc.	1,426	(1.22)%	$8,007
Okta, Inc.	159	(0.72)%	7,932
Airbnb, Inc. — Class A	148	(0.50)%	3,871
Zillow Group, Inc. — Class C	373	(0.48)%	(719)
Opendoor Technologies, Inc.	1,589	(0.47)%	(1,051)
Lyft, Inc. — Class A	1,383	(1.20)%	(1,664)
Total Communications			16,376

Energy
Plug Power, Inc.	414	(0.24)%	4,443
NOV, Inc.	2,222	(0.61)%	808
Denbury, Inc.	346	(0.54)%	(593)
Range Resources Corp.	1,182	(0.43)%	(673)
Marathon Petroleum Corp.	567	(0.74)%	(702)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Hess Corp.	525	(0.79)%	$(1,468)
Schlumberger N.V.	2,180	(1.33)%	(1,531)
Halliburton Co.	3,347	(1.56)%	(2,001)
Pioneer Natural Resources Co.	315	(1.16)%	(2,670)
Patterson-UTI Energy, Inc.	4,062	(0.70)%	(2,799)
Total Energy			(7,186)

Utilities
ONE Gas, Inc.	1,223	(1.93)%	(253)
Atmos Energy Corp.	916	(1.95)%	(3,063)
CenterPoint Energy, Inc.	2,903	(1.65)%	(5,044)
Edison International	1,354	(1.88)%	(13,830)
Total Utilities			(22,190)
Total MS Long/Short Equity Short Custom Basket			$(24,704)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Utilities
UGI Corp.	2,046	1.03%	$22,657
IDACORP, Inc.	825	1.04%	18,123
National Fuel Gas Co.	1,476	1.05%	16,887
Chesapeake Utilities Corp.	654	1.06%	16,633
American States Water Co.	610	0.70%	13,018
Southern Co.	1,115	0.85%	12,714
MGE Energy, Inc.	1,095	1.00%	6,697
Portland General Electric Co.	1,750	1.03%	5,271
WEC Energy Group, Inc.	935	1.01%	3,105
PPL Corp.	3,119	1.04%	1,341
CMS Energy Corp.	281	0.20%	(38)
Total Utilities			116,408

Consumer, Non-cyclical
United Therapeutics Corp.	181	0.43%	22,395
Prestige Consumer Healthcare, Inc.	770	0.52%	18,652
Innoviva, Inc.	4,224	0.81%	17,726
Quest Diagnostics, Inc.	449	0.86%	16,417
Gilead Sciences, Inc.	1,271	1.02%	12,743
Eagle Pharmaceuticals, Inc.	970	0.55%	9,644
AbbVie, Inc.	467	0.70%	9,065
Molson Coors Beverage Co. — Class B	681	0.35%	8,725

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
John B Sanfilippo & Son, Inc.	992	0.99%	$8,121
Amgen, Inc.	413	1.03%	7,856
Regeneron Pharmaceuticals, Inc.	96	0.67%	7,708
Hologic, Inc.	847	0.72%	6,857
Johnson & Johnson	531	1.01%	5,973
Amphastar Pharmaceuticals, Inc.	1,785	0.46%	5,920
PerkinElmer, Inc.	107	0.24%	5,856
Vertex Pharmaceuticals, Inc.	161	0.39%	4,649
Perdoceo Education Corp.	4,774	0.62%	4,505
Vector Group Ltd.	1,570	0.20%	4,206
EVERTEC, Inc.	939	0.52%	3,369
Waters Corp.	95	0.39%	2,115
Coherus Biosciences, Inc.	1,170	0.21%	1,939
Laboratory Corporation of America Holdings	102	0.36%	1,898
USANA Health Sciences, Inc.	567	0.64%	1,515
Halozyme Therapeutics, Inc.	516	0.23%	1,168
Bio-Rad Laboratories, Inc. — Class A	65	0.55%	1,067
Royalty Pharma plc — Class A	784	0.35%	954
Merck & Company, Inc.	471	0.40%	859
Pfizer, Inc.	503	0.33%	(400)

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bristol-Myers Squibb Co.	1,479	1.02%	$(1,120)
Incyte Corp.	588	0.48%	(2,266)
Vanda Pharmaceuticals, Inc.	2,556	0.45%	(2,508)
Exelixis, Inc.	1,043	0.21%	(3,214)
Total Consumer, Non-cyclical			182,394

Technology
NetApp, Inc.	537	0.55%	24,617
CSG Systems International, Inc.	1,630	1.04%	20,278
Rambus, Inc.	2,056	0.67%	19,563
HP, Inc.	690	0.29%	15,346
Cirrus Logic, Inc.	362	0.37%	10,148
ExlService Holdings, Inc.	182	0.29%	7,214
Lumentum Holdings, Inc.	212	0.25%	5,292
International Business Machines Corp.	428	0.63%	2,362
Progress Software Corp.	684	0.37%	1,044
Intel Corp.	608	0.35%	495
Microsoft Corp.	91	0.34%	351
Texas Instruments, Inc.	141	0.29%	126
CommVault Systems, Inc.	281	0.21%	(3,562)
Xperi Holding Corp.	1,750	0.37%	(3,608)
Total Technology			99,666

Financial
Stewart Information Services Corp.	1,132	1.00%	21,435
Piper Sandler Cos.	353	0.70%	12,241

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Raymond James Financial, Inc.	930	1.04%	$12,151
Synchrony Financial	545	0.28%	12,080
Interactive Brokers Group, Inc. — Class A	643	0.57%	9,246
Arch Capital Group Ltd.	1,931	0.95%	8,275
Enstar Group Ltd.	361	0.99%	8,118
First American Financial Corp.	623	0.54%	6,428
Safety Insurance Group, Inc.	1,064	1.00%	5,553
Preferred Bank/Los Angeles CA	1,330	1.06%	5,209
Douglas Elliman, Inc.	785	0.10%	4,450
HomeStreet, Inc.	1,042	0.60%	2,808
United Bankshares, Inc.	1,702	0.69%	2,481
Janus Henderson Group plc	756	0.35%	2,219
Citigroup, Inc.	1,505	1.01%	1,657
National Bank Holdings Corp. — Class A	1,685	0.82%	1,492
Fulton Financial Corp.	1,568	0.30%	982
Everest Re Group Ltd.	180	0.55%	836
Markel Corp.	23	0.32%	644
Affiliated Managers Group, Inc.	133	0.24%	451
Western Union Co.	1,816	0.36%	(62)
Ameris Bancorp	376	0.21%	(732)
BankUnited, Inc.	1,212	0.57%	(1,555)
Essent Group Ltd.	892	0.45%	(1,595)
MGIC Investment Corp.	4,128	0.66%	(1,892)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Evercore, Inc. — Class A	520	0.78%	$(1,946)
Meta Financial Group, Inc.	701	0.46%	(3,639)
Hilltop Holdings, Inc.	1,198	0.47%	(3,691)
Old Republic International Corp.	3,423	0.93%	(4,464)
OneMain Holdings, Inc.	677	0.38%	(4,583)
Radian Group, Inc.	2,751	0.65%	(4,714)
AMERISAFE, Inc.	1,252	0.75%	(4,960)
Mercury General Corp.	1,593	0.94%	(10,385)
Total Financial			74,538

Consumer, Cyclical
AutoZone, Inc.	45	1.05%	39,440
Gentex Corp.	2,700	1.04%	23,053
Gentherm, Inc.	347	0.33%	18,021
Brunswick Corp.	485	0.54%	16,665
AutoNation, Inc.	311	0.40%	16,099
NVR, Inc.	12	0.79%	12,173
Cummins, Inc.	360	0.87%	8,549
O’Reilly Automotive, Inc.	132	1.03%	7,881
Dolby Laboratories, Inc. — Class A	476	0.50%	7,343
Tri Pointe Homes, Inc.	1,096	0.34%	6,344
LKQ Corp.	1,622	1.08%	5,980
Zumiez, Inc.	791	0.42%	5,466
Autoliv, Inc.	302	0.35%	4,497
Dick’s Sporting Goods, Inc.	301	0.38%	4,429
Methode Electronics, Inc.	637	0.35%	4,319
MarineMax, Inc.	396	0.26%	4,011

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ethan Allen Interiors, Inc.	1,690	0.49%	$3,810
Lennar Corp. — Class A	312	0.40%	3,031
Acushnet Holdings Corp.	966	0.57%	2,846
Buckle, Inc.	1,058	0.50%	2,551
Whirlpool Corp.	262	0.68%	2,328
PulteGroup, Inc.	485	0.31%	1,883
Kontoor Brands, Inc.	390	0.22%	1,386
Oxford Industries, Inc.	228	0.26%	1,146
Shoe Carnival, Inc.	489	0.21%	808
Tapestry, Inc.	730	0.33%	(574)
Allison Transmission Holdings, Inc.	1,573	0.63%	(1,004)
Haverty Furniture Companies, Inc.	573	0.19%	(2,054)
Polaris, Inc.	285	0.35%	(2,792)
Foot Locker, Inc.	570	0.28%	(5,295)
Jack in the Box, Inc.	315	0.31%	(6,667)
Hibbett, Inc.	305	0.24%	(7,982)
Total Consumer, Cyclical			177,691

Industrial
Mueller Industries, Inc.	1,480	0.98%	25,136
Encore Wire Corp.	489	0.78%	22,323
Snap-on, Inc.	374	0.89%	19,977
Knowles Corp.	4,172	1.08%	19,240
Vishay Intertechnology, Inc.	2,902	0.70%	17,222
Owens Corning	446	0.45%	17,153
Keysight Technologies, Inc.	349	0.80%	16,925

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Louisiana-Pacific Corp.	459	0.40%	$7,716
Hillenbrand, Inc.	1,115	0.64%	7,218
Boise Cascade Co.	577	0.46%	6,163
Atkore, Inc.	193	0.24%	4,866
Sanmina Corp.	1,741	0.80%	3,762
Eagle Materials, Inc.	231	0.43%	3,581
Albany International Corp. — Class A	302	0.30%	3,338
Crane Co.	436	0.49%	3,097
Simpson Manufacturing Company, Inc.	139	0.21%	2,566
TTM Technologies, Inc.	3,700	0.61%	2,559
Oshkosh Corp.	440	0.55%	1,527
Packaging Corporation of America	433	0.65%	1,380
Textron, Inc.	405	0.35%	1,165
Insteel Industries, Inc.	542	0.24%	940
3M Co.	446	0.88%	927
Dorian LPG Ltd.	1,887	0.27%	(34)
Worthington Industries, Inc.	626	0.38%	(491)
Garmin Ltd.	684	1.03%	(1,230)
Donaldson Company, Inc.	863	0.57%	(1,615)
OSI Systems, Inc.	513	0.53%	(2,491)
MDU Resources Group, Inc.	1,631	0.56%	(3,928)
Toro Co.	866	0.96%	(4,873)
Vontier Corp.	1,839	0.63%	(5,139)
Huntington Ingalls Industries, Inc.	309	0.64%	(5,329)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Sturm Ruger & Company, Inc.	862	0.65%	$(6,748)
Total Industrial			156,903

Basic Materials
Westlake Chemical Corp.	696	0.75%	2,993
Celanese Corp. — Class A	351	0.65%	2,619
LyondellBasell Industries N.V. — Class A	572	0.59%	1,957
AdvanSix, Inc.	479	0.25%	1,776
Dow, Inc.	660	0.42%	1,447
Newmont Corp.	380	0.26%	801
Steel Dynamics, Inc.	523	0.36%	(147)
Nucor Corp.	315	0.40%	(247)
Total Basic Materials			11,199

Communications
Viavi Solutions, Inc.	5,550	1.09%	32,258
Cisco Systems, Inc.	1,524	1.07%	27,101
Juniper Networks, Inc.	1,101	0.44%	15,055
Omnicom Group, Inc.	1,119	0.91%	11,441
F5, Inc.	78	0.21%	4,119
InterDigital, Inc.	527	0.42%	3,725
Yelp, Inc. — Class A	535	0.22%	(783)
Shenandoah Telecommunications
Co.	1,151	0.33%	(851)
T-Mobile US, Inc.	160	0.21%	(1,224)
Cogent Communications Holdings, Inc.	425	0.35%	(1,436)
Verizon Communications, Inc.	1,394	0.80%	(2,840)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Telephone & Data Systems, Inc.	1,513	0.34%	$(3,687)
Total Communications			82,878

Energy
Equitrans Midstream Corp.	1,850	0.21%	1,947
Kinder Morgan, Inc.	1,159	0.20%	138
Antero Midstream Corp.	1,944	0.21%	(1,709)
Total Energy			376
Total GS Long/Short Equity Long Custom Basket			$902,053

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Teladoc Health, Inc.	397	(0.77)%	$12,578
Guardant Health, Inc.	375	(0.76)%	11,720
CoStar Group, Inc.	791	(1.27)%	7,203
Viad Corp.	848	(0.74)%	3,498
US Foods Holding Corp.	772	(0.55)%	921
ASGN, Inc.	330	(0.83)%	654
Brink’s Co.	289	(0.39)%	111
Verisk Analytics, Inc. — Class A	196	(0.91)%	(662)
Equifax, Inc.	134	(0.80)%	(1,571)
Rollins, Inc.	1,329	(0.92)%	(1,618)
TransUnion	296	(0.71)%	(1,618)
Sysco Corp.	627	(1.00)%	(3,096)
Dun & Bradstreet Holdings, Inc.	2,301	(0.96)%	(3,695)
Cintas Corp.	176	(1.59)%	(4,220)
Driven Brands Holdings, Inc.	2,217	(1.52)%	(11,849)
Total Consumer, Non-cyclical			8,356

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Technology
Coupa Software, Inc.	152	(0.49)%	$16,442
Twilio, Inc. — Class A	93	(0.50)%	9,196
Clarivate plc	962	(0.46)%	5,124
Avalara, Inc.	93	(0.24)%	3,402
Zscaler, Inc.	42	(0.27)%	984
Smartsheet, Inc. — Class A	173	(0.27)%	858
Allscripts Healthcare Solutions, Inc.	1,444	(0.54)%	420
Leidos Holdings, Inc.	284	(0.51)%	(377)
Snowflake, Inc. — Class A	82	(0.56)%	(2,649)
Ceridian HCM Holding, Inc.	303	(0.64)%	(4,393)
KBR, Inc.	1,756	(1.70)%	(12,029)
Total Technology			16,978

Consumer, Cyclical
United Airlines Holdings, Inc.	1,991	(1.77)%	20,535
Freshpet, Inc.	250	(0.48)%	18,009
Delta Air Lines, Inc.	2,227	(1.77)%	13,068
Spirit Airlines, Inc.	1,580	(0.70)%	6,151
Frontier Group Holdings, Inc.	1,785	(0.49)%	5,689
Tesla, Inc.	24	(0.52)%	2,888
American Airlines Group, Inc.	4,556	(1.66)%	686
Royal Caribbean Cruises Ltd.	508	(0.79)%	(421)
Wynn Resorts Ltd.	226	(0.39)%	(781)
Las Vegas Sands Corp.	533	(0.41)%	(1,342)
IAA, Inc.	914	(0.94)%	(1,873)
Carnival Corp.	2,022	(0.83)%	(3,714)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Madison Square Garden Sports Corp. — Class A	446	(1.57)%	$(4,612)
Copart, Inc.	310	(0.96)%	(5,104)
Total Consumer, Cyclical			49,179

Industrial
Stericycle, Inc.	1,067	(1.29)%	15,505
Boeing Co.	380	(1.55)%	9,255
US Ecology, Inc.	1,401	(0.91)%	7,536
TransDigm Group, Inc.	43	(0.56)%	525
Jacobs Engineering Group, Inc.	666	(1.88)%	515
Howmet Aerospace, Inc.	1,449	(0.94)%	(2,824)
Waste Management, Inc.	355	(1.20)%	(9,978)
Tetra Tech, Inc.	312	(1.08)%	(10,213)
Republic Services, Inc. — Class A	490	(1.39)%	(14,859)
Casella Waste Systems, Inc. — Class A	843	(1.46)%	(17,871)
Total Industrial			(22,409)

Energy
Plug Power, Inc.	414	(0.24)%	4,461
NOV, Inc.	2,222	(0.61)%	763
Range Resources Corp.	1,182	(0.43)%	(568)
Denbury, Inc.	346	(0.54)%	(568)
Marathon Petroleum Corp.	567	(0.74)%	(711)
Schlumberger N.V.	2,180	(1.33)%	(1,382)
Hess Corp.	525	(0.79)%	(1,505)
Halliburton Co.	3,347	(1.56)%	(1,855)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Pioneer Natural Resources Co.	315	(1.16)%	$(2,625)
Patterson-UTI Energy, Inc.	4,062	(0.70)%	(2,782)
Total Energy			(6,772)

Financial
Americold Realty Trust	1,356	(0.90)%	8,320
Park Hotels & Resorts, Inc.	4,179	(1.60)%	1,579
RLJ Lodging Trust	5,158	(1.46)%	792
Welltower, Inc.	805	(1.40)%	614
DiamondRock Hospitality Co.	4,576	(0.89)%	538
Safehold, Inc.	941	(1.53)%	380
Lincoln National Corp.	720	(1.00)%	50
Sunstone Hotel Investors, Inc.	5,316	(1.27)%	(442)
Sun Communities, Inc.	176	(0.75)%	(1,403)
Xenia Hotels & Resorts, Inc.	2,410	(0.89)%	(1,628)
Wells Fargo & Co.	1,308	(1.28)%	(1,778)
Pebblebrook Hotel Trust	2,934	(1.33)%	(2,888)
Northern Trust Corp.	329	(0.80)%	(3,307)
Equitable Holdings, Inc.	2,036	(1.36)%	(3,395)
Equinix, Inc.	83	(1.43)%	(3,489)
Host Hotels & Resorts, Inc.	4,756	(1.68)%	(3,497)
Signature Bank	147	(0.97)%	(3,717)
Ryman Hospitality Properties, Inc.	780	(1.46)%	(3,964)
Bank of New York Mellon Corp.	986	(1.16)%	(3,993)
Kennedy-Wilson Holdings, Inc.	3,733	(1.81)%	(4,817)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Outfront Media, Inc.	2,208	(1.20)%	$(5,427)
State Street Corp.	912	(1.72)%	(5,822)
Apartment Income REIT Corp.	1,621	(1.80)%	(6,280)
Western Alliance Bancorporation	685	(1.50)%	(6,401)
Comerica, Inc.	1,056	(1.87)%	(7,793)
Howard Hughes Corp.	679	(1.40)%	(7,953)
Total Financial			(65,721)

Communications
Uber Technologies, Inc.	1,426	(1.22)%	8,017
Okta, Inc.	159	(0.72)%	7,887
Airbnb, Inc. — Class A	148	(0.50)%	3,968
Zillow Group, Inc. — Class C	373	(0.48)%	(751)
Opendoor Technologies, Inc.	1,589	(0.47)%	(1,121)
Lyft, Inc. — Class A	1,383	(1.20)%	(1,848)
Total Communications			16,152

Utilities
ONE Gas, Inc.	1,223	(1.93)%	(282)
Atmos Energy Corp.	916	(1.95)%	(3,129)
CenterPoint Energy, Inc.	2,903	(1.65)%	(5,112)
Edison International	1,354	(1.88)%	(13,973)
Total Utilities			(22,496)
Total GS Long/Short Equity Short Custom Basket			$(26,733)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Sun Communities, Inc.	3,020	4.85%	$221,107
National Storage Affiliates Trust	9,736	5.18%	165,838
AvalonBay Communities, Inc.	2,047	3.97%	159,345
Equity Residential	5,724	3.98%	133,486
CyrusOne, Inc.	6,367	4.39%	124,115
Rexford Industrial Realty, Inc.	5,539	3.45%	120,089
Alexandria Real Estate Equities, Inc.	2,041	3.50%	117,407
Prologis, Inc.	1,701	2.20%	105,668
Jones Lang LaSalle, Inc.	1,226	2.54%	102,894
Ryman Hospitality Properties, Inc.	4,924	3.48%	101,460
Invitation Homes, Inc.	8,838	3.08%	95,571
Innovative Industrial Properties, Inc.	405	0.82%	74,325
Gaming and Leisure Properties, Inc.	9,594	3.59%	70,972
Healthpeak Properties, Inc.	8,813	2.44%	60,324
American Campus Communities, Inc.	4,470	1.97%	51,847
American Assets Trust, Inc.	8,517	2.46%	49,336
Brixmor Property Group, Inc.	10,377	2.03%	48,157
DiamondRock Hospitality Co.	46,997	3.47%	48,113

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MGM Growth Properties LLC — Class A	5,874	1.84%	$47,016
VICI Properties, Inc.	11,229	2.60%	36,248
Medical Properties Trust, Inc.	11,421	2.07%	30,411
Agree Realty Corp.	7,268	3.98%	30,309
Ventas, Inc.	4,451	1.75%	29,452
Four Corners Property Trust, Inc.	14,975	3.38%	24,580
Acadia Realty Trust	23,561	3.95%	17,162
Kite Realty Group Trust	16,000	2.68%	11,611
CareTrust REIT, Inc.	17,644	3.09%	(3,390)
Hudson Pacific Properties, Inc.	12,119	2.30%	(15,648)
Xenia Hotels & Resorts, Inc.	32,624	4.54%	(16,498)
Empire State Realty Trust, Inc. — Class A	34,982	2.39%	(84,562)
Total Financial			1,956,745

Consumer, Cyclical
Hilton Grand Vacations, Inc.	5,137	2.06%	62,920
DR Horton, Inc.	1,379	1.15%	29,276
Lennar Corp. — Class A	1,280	1.14%	23,949
PulteGroup, Inc.	3,571	1.57%	12,747
Marriott Vacations Worldwide Corp.	1,626	2.11%	1,446
Total Consumer, Cyclical			130,338
Total MS Equity Market Neutral Long Custom Basket			$2,087,083

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	17,506	(4.00)%	$120,864
LTC Properties, Inc.	7,064	(1.86)%	56,011
Broadstone Net Lease, Inc.	19,331	(3.70)%	47,762
National Health Investors, Inc.	2,861	(1.27)%	38,657
Office Properties Income Trust	13,427	(2.57)%	37,965
RLJ Lodging Trust	34,309	(3.68)%	33,665
Equity Commonwealth	7,657	(1.53)%	19,591
American Finance Trust, Inc.	27,375	(1.92)%	(979)
CorePoint Lodging, Inc.	8,537	(1.03)%	(1,376)
Industrial Logistics Properties Trust	6,273	(1.21)%	(1,720)
Healthcare Realty Trust, Inc.	5,341	(1.30)%	(2,559)
Phillips Edison & Company, Inc.	15,143	(3.85)%	(7,576)
Easterly Government Properties, Inc.	7,561	(1.33)%	(9,572)
Welltower, Inc.	2,605	(1.72)%	(9,991)
Corporate Office Properties Trust	11,582	(2.49)%	(10,801)
STORE Capital Corp.	19,272	(5.11)%	(11,470)
Douglas Emmett, Inc.	12,203	(3.15)%	(12,566)
Host Hotels & Resorts, Inc.	28,335	(3.79)%	(21,382)
CubeSmart	3,062	(1.34)%	(40,341)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Washington Real Estate Investment Trust	15,225	(3.03)%	$(46,183)
Realty Income Corp.	12,227	(6.74)%	(47,336)
Apple Hospitality REIT, Inc.	41,724	(5.19)%	(49,862)
Digital Realty Trust, Inc.	2,208	(3.01)%	(66,536)
Apartment Income REIT Corp.	7,753	(3.26)%	(69,369)
Essential Properties Realty Trust, Inc.	18,729	(4.16)%	(82,283)
Camden Property Trust	2,506	(3.45)%	(87,597)
STAG Industrial, Inc.	9,273	(3.43)%	(119,428)
Independence Realty Trust, Inc.	17,613	(3.50)%	(164,500)
Mid-America Apartment Communities, Inc.	4,060	(7.17)%	(306,354)
Total Financial			(815,266)

Exchange Traded Funds
Vanguard Real Estate ETF	11,428	(10.21)%	(133,651)
Total MS Equity Market Neutral Short Custom Basket			$(948,917)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Sun Communities, Inc.	3,020	4.85%	$192,591
National Storage Affiliates Trust	9,736	5.18%	165,603
AvalonBay Communities, Inc.	2,047	3.97%	159,001
Equity Residential	5,724	3.98%	133,041
CyrusOne, Inc.	6,367	4.39%	124,569
Rexford Industrial Realty, Inc.	5,539	3.45%	119,781
Alexandria Real Estate Equities, Inc.	2,041	3.50%	117,492
Prologis, Inc.	1,701	2.20%	105,583
Jones Lang LaSalle, Inc.	1,226	2.54%	103,275
Ryman Hospitality Properties, Inc.	4,924	3.48%	102,974
Invitation Homes, Inc.	8,838	3.08%	95,534
Innovative Industrial Properties, Inc.	405	0.82%	74,813
Gaming and Leisure Properties, Inc.	9,594	3.59%	70,888
American Campus Communities, Inc.	4,470	1.97%	50,972
American Assets Trust, Inc.	8,517	2.46%	49,787
Brixmor Property Group, Inc.	10,377	2.03%	48,219
Healthpeak Properties, Inc.	8,813	2.44%	47,173

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MGM Growth Properties LLC — Class A	5,874	1.84%	$47,020
DiamondRock Hospitality Co.	46,997	3.47%	46,658
VICI Properties, Inc.	11,229	2.60%	36,068
Medical Properties Trust, Inc.	11,421	2.07%	30,324
Ventas, Inc.	4,451	1.75%	29,533
Agree Realty Corp.	7,268	3.98%	29,299
Four Corners Property Trust, Inc.	14,975	3.38%	25,184
Acadia Realty Trust	23,561	3.95%	17,676
Kite Realty Group Trust	16,000	2.68%	12,166
CareTrust REIT, Inc.	17,644	3.09%	(1,086)
Hudson Pacific Properties, Inc.	12,119	2.30%	(15,545)
Xenia Hotels & Resorts, Inc.	32,624	4.54%	(17,915)
Empire State Realty Trust, Inc. — Class A	34,982	2.39%	(87,540)
Total Financial			1,913,138

Consumer, Cyclical
Hilton Grand Vacations, Inc.	5,137	2.06%	62,949
DR Horton, Inc.	1,379	1.15%	29,059
Lennar Corp. — Class A	1,280	1.14%	24,069
PulteGroup, Inc.	3,571	1.57%	12,831

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Marriott Vacations Worldwide Corp.	1,626	2.11%	$2,416
Total Consumer, Cyclical			131,324
Total GS Equity Market Neutral Long Custom Basket			$2,044,462

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	17,506	(3.99)%	$123,231
LTC Properties, Inc.	7,183	(1.89)%	56,867
Broadstone Net Lease, Inc.	19,331	(3.69)%	42,259
National Health Investors, Inc.	3,050	(1.35)%	40,441
Office Properties Income Trust	13,427	(2.57)%	39,858
RLJ Lodging Trust	34,309	(3.68)%	36,900
Equity Commonwealth	7,657	(1.53)%	19,637
American Finance Trust, Inc.	27,375	(1.92)%	(685)
CorePoint Lodging, Inc.	8,537	(1.03)%	(1,299)
Industrial Logistics Properties Trust	6,170	(1.19)%	(1,845)
Healthcare Realty Trust, Inc.	5,341	(1.30)%	(2,630)
Easterly Government Properties, Inc.	7,561	(1.33)%	(9,601)
Welltower, Inc.	2,605	(1.72)%	(10,464)
Phillips Edison & Company, Inc.	15,143	(3.85)%	(11,327)
Douglas Emmett, Inc.	12,203	(3.15)%	(11,686)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Corporate Office Properties Trust	11,582	(2.49)%	$(11,796)
STORE Capital Corp.	19,272	(5.10)%	(11,969)
Host Hotels & Resorts, Inc.	28,335	(3.79)%	(21,360)
CubeSmart	3,062	(1.34)%	(40,780)
Washington Real Estate Investment Trust	15,225	(3.03)%	(47,627)
Apple Hospitality REIT, Inc.	41,724	(5.18)%	(48,254)
Realty Income Corp.	12,227	(6.73)%	(49,612)
Digital Realty Trust, Inc.	2,208	(3.00)%	(67,049)
Apartment Income REIT Corp.	7,753	(3.26)%	(69,823)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Essential Properties Realty Trust, Inc.	18,729	(4.15)%	$(84,472)
Camden Property Trust	2,506	(3.45)%	(87,684)
STAG Industrial, Inc.	9,273	(3.42)%	(120,290)
Independence Realty Trust, Inc.	17,613	(3.50)%	(162,315)
Mid-America Apartment Communities, Inc.	4,060	(7.17)%	(307,498)
Total Financial			(820,873)

Exchange Traded Funds
Vanguard Real Estate ETF	11,428	(10.20)%	(134,120)
Total GS Equity Market Neutral Short Custom Basket			$(954,993)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is on loan at December 31, 2021 — See Note 8.
[3]	All or a portion of this security is pledged as short security and equity custom basket swap collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 8.
[8]	Rate indicated is the 7-day yield as of December 31, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$27,810,283	$—	$—		$27,810,283
Rights	—	—	—	*	—
Mutual Funds	9,875,913	—	—		9,875,913
Closed-End Funds	4,983,584	—	—		4,983,584
U.S. Treasury Bills	—	9,085,963	—		9,085,963
Repurchase Agreements	—	15,867,053	—		15,867,053
Securities Lending Collateral	281,926	—	—		281,926
Commodity Futures Contracts**	366,867	—	—		366,867
Equity Futures Contracts**	173,765	34,888	—		208,653
Currency Futures Contracts**	121,638	—	—		121,638
Interest Rate Futures Contracts**	34,882	70,065	—		104,947
Equity Custom Basket Swap Agreements**	—	5,934,449	—		5,934,449
Total Assets	$43,648,858	$30,992,418	$—		$74,641,276

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$10,360,471	$—	$—	$10,360,471
Exchange-Traded Funds Sold Short	5,315,391	—	—	5,315,391
Commodity Futures Contracts**	345,159	—	—	345,159
Currency Futures Contracts**	301,977	—	—	301,977
Interest Rate Futures Contracts**	—	278,972	—	278,972
Equity Futures Contracts**	111,787	2,188	—	113,975
Equity Custom Basket Swap Agreements**	—	1,955,347	—	1,955,347
Total Liabilities	$16,434,785	$2,236,507	$—	$18,671,292

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,605,176	$6,020,279	$(5,400,000)	$18,330	$(36,290)	$5,207,495	209,304	$61,876
Guggenheim Strategy Fund III	718,511	262,584	—	—	(3,343)	977,752	39,063	14,098
Guggenheim Ultra Short Duration Fund — Institutional Class	7,021,947	5,687,299	(9,000,000)	10,985	(29,565)	3,690,666	372,043	38,988
	$12,345,634	$11,970,162	$(14,400,000)	$29,315	$(69,198)	$9,875,913		$114,962

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MULTI-HEDGE STRATEGIES FUND

December 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $276,598 of securities loaned (cost $40,221,026)	$42,161,756
Investments in affiliated issuers, at value (cost $9,886,814)	9,875,913
Repurchase agreements, at value (cost $15,867,053)	15,867,053
Cash	15,095,525
Unrealized appreciation on OTC swap agreements	5,934,449
Receivables:
Securities sold	487,332
Swap settlement	160,392
Variation margin on futures contracts	133,445
Fund shares sold	78,423
Dividends	47,590
Securities lending income	1,026
Interest	15
Total assets	89,842,919

Liabilities:
Securities sold short, at value (proceeds $13,830,755)	15,675,862
Unrealized depreciation on OTC swap agreements	1,955,347
Payable for:
Securities purchased	1,211,671
Return of securities lending collateral	281,926
Management fees	49,969
Distribution and service fees	3,543
Trustees’ fees*	666
Miscellaneous	22,371
Total liabilities	19,201,355
Commitments and contingent liabilities (Note 11)	—
Net assets	$70,641,564

Net assets consist of:
Paid in capital	$73,965,977
Total distributable earnings (loss)	(3,324,413)
Net assets	$70,641,564

A-Class:
Net assets	$4,592,687
Capital shares outstanding	166,863
Net asset value per share	$27.52
Maximum offering price per share (Net asset value divided by 95.25%)	$28.89

C-Class:
Net assets	$487,775
Capital shares outstanding	19,314
Net asset value per share	$25.25

P-Class:
Net assets	$10,099,607
Capital shares outstanding	365,833
Net asset value per share	$27.61

Institutional Class:
Net assets	$55,461,495
Capital shares outstanding	1,974,391
Net asset value per share	$28.09

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED STATEMENT OF OPERATIONS
MULTI-HEDGE STRATEGIES FUND

Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$919,765
Dividends from securities of affiliated issuers	114,962
Interest	5,740
Income from securities lending, net	15,526
Total investment income	1,055,993

Expenses:
Management fees	792,099
Distribution and service fees:
A-Class	11,131
C-Class	6,895
P-Class	27,071
Short sales dividend expense	301,914
Prime broker interest expense	164,277
Miscellaneous	18,930
Total expenses	1,322,317
Less:
Expenses waived by Adviser	(39,674)
Net expenses	1,282,643
Net investment loss	(226,650)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$2,468,022
Investments in affiliated issuers	29,315
Investments sold short	(1,730,315)
Swap agreements	87,120
Futures contracts	1,047,299
Foreign currency transactions	7,739
Net realized gain	1,909,180
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	652,706
Investments in affiliated issuers	(69,198)
Investments sold short	(869,158)
Swap agreements	3,305,633
Futures contracts	(727,234)
Foreign currency translations	121
Net change in unrealized appreciation (depreciation)	2,292,870
Net realized and unrealized gain	4,202,050
Net increase in net assets resulting from operations	$3,975,400

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(226,650)	$(110,501)
Net realized gain on investments	1,909,180	2,588,403
Net change in unrealized appreciation (depreciation) on investments	2,292,870	158,601
Net increase in net assets resulting from operations	3,975,400	2,636,503

Distributions to shareholders:
A-Class	(35,537)	(41,281)
C-Class	—	(4,460)
P-Class	(75,821)	(75,583)
Institutional Class	(522,203)	(442,898)
Total distributions to shareholders	(633,561)	(564,222)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,180,993	1,306,835
C-Class	170,987	211,800
P-Class	8,838,032	11,055,670
Institutional Class	36,579,357	27,020,776
Distributions reinvested
A-Class	31,190	34,896
C-Class	—	3,943
P-Class	74,817	74,354
Institutional Class	522,203	442,728
Cost of shares redeemed
A-Class	(899,012)	(1,102,066)
C-Class	(961,782)	(521,624)
P-Class	(6,963,597)	(11,250,761)
Institutional Class	(21,644,416)	(16,278,135)
Net increase from capital share transactions	16,928,772	10,998,416
Net increase in net assets	20,270,611	13,070,697

Net assets:
Beginning of year	50,370,953	37,300,256
End of year	$70,641,564	$50,370,953

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital share activity:
Shares sold
A-Class	43,014	50,836
C-Class	6,768	8,911
P-Class	316,524	428,583
Institutional Class	1,302,242	1,029,374
Shares issued from reinvestment of distributions
A-Class	1,139	1,357
C-Class	—	167
P-Class	2,722	2,884
Institutional Class	18,677	16,885
Shares redeemed
A-Class	(32,507)	(43,501)
C-Class	(38,215)	(22,471)
P-Class	(249,021)	(440,618)
Institutional Class	(765,263)	(628,619)
Net increase in shares	606,080	403,788

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$25.89	$24.36	$23.69	$24.91	$24.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.10)	.16	.08	(.13)
Net gain (loss) on investments (realized and unrealized)	1.98	1.90	1.02	(1.26)	.96
Total from investment operations	1.84	1.80	1.18	(1.18)	.83
Less distributions from:
Net investment income	(.21)	(.27)	(.51)	(.04)	—
Total distributions	(.21)	(.27)	(.51)	(.04)	—
Net asset value, end of period	$27.52	$25.89	$24.36	$23.69	$24.91

Total Return[b]	7.17%	7.39%	4.97%	(4.78%)	3.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,593	$4,019	$3,570	$3,622	$12,154
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.40%)	0.64%	0.32%	(0.53%)
Total expenses[c]	2.18%	1.93%	1.96%	1.75%	2.18%
Net expenses[d,e]	2.11%	1.87%	1.93%	1.73%	2.14%
Portfolio turnover rate	205%	248%	156%	212%	172%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$23.75	$22.36	$21.46	$22.68	$22.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.27)	(.02)	(.09)	(.29)
Net gain (loss) on investments (realized and unrealized)	1.82	1.75	.92	(1.13)	.89
Total from investment operations	1.50	1.48	.90	(1.22)	.60
Less distributions from:
Net investment income	—	(.09)	—	—	—
Total distributions	—	(.09)	—	—	—
Net asset value, end of period	$25.25	$23.75	$22.36	$21.46	$22.68

Total Return[b]	6.32%	6.57%	4.19%	(5.38%)	2.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$488	$1,206	$1,435	$2,657	$7,586
Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.18%)	(0.08%)	(0.42%)	(1.30%)
Total expenses[c]	2.93%	2.68%	2.70%	2.53%	2.94%
Net expenses[d,e]	2.86%	2.62%	2.67%	2.51%	2.90%
Portfolio turnover rate	205%	248%	156%	212%	172%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$25.97	$24.42	$23.74	$24.93	$24.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.10)	.16	.08	(.14)
Net gain (loss) on investments (realized and unrealized)	2.00	1.90	1.03	(1.23)	.97
Total from investment operations	1.85	1.80	1.19	(1.15)	.83
Less distributions from:
Net investment income	(.21)	(.25)	(.51)	(.04)	—
Total distributions	(.21)	(.25)	(.51)	(.04)	—
Net asset value, end of period	$27.61	$25.97	$24.42	$23.74	$24.93

Total Return	7.16%	7.40%	5.00%	(4.61%)	3.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,100	$7,676	$7,442	$7,892	$14,066
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.39%)	0.65%	0.34%	(0.56%)
Total expenses[c]	2.18%	1.93%	1.96%	1.77%	2.20%
Net expenses[d,e]	2.12%	1.87%	1.93%	1.75%	2.16%
Portfolio turnover rate	205%	248%	156%	212%	172%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$26.41	$24.83	$24.12	$25.42	$24.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.04)	.22	.17	(.07)
Net gain (loss) on investments (realized and unrealized)	2.03	1.94	1.05	(1.33)	.99
Total from investment operations	1.95	1.90	1.27	(1.16)	.92
Less distributions from:
Net investment income	(.27)	(.32)	(.56)	(.14)	—
Total distributions	(.27)	(.32)	(.56)	(.14)	—
Net asset value, end of period	$28.09	$26.41	$24.83	$24.12	$25.42

Total Return	7.43%	7.70%	5.26%	(4.56%)	3.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,461	$37,470	$24,854	$23,539	$25,376
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(0.15%)	0.90%	0.68%	(0.30%)
Total expenses[c]	1.92%	1.68%	1.72%	1.58%	1.92%
Net expenses[d,e]	1.87%	1.62%	1.69%	1.56%	1.88%
Portfolio turnover rate	205%	248%	156%	212%	172%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Excluding interest and dividend expense related to short sales, the net expense ratios for the years presented would be:

	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
A-Class	1.41%	1.37%	1.41%	1.41%	1.42%
C-Class	2.16%	2.12%	2.16%	2.16%	2.17%
P-Class	1.41%	1.37%	1.41%	1.41%	1.42%
Institutional Class	1.16%	1.12%	1.16%	1.16%	1.17%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2021, the Fund’s H-Class returned 39.06%, compared with a return of 40.35% for the Index.

Commodities prices continued to rebound throughout 2021 with a strengthening U.S. and global economy. The rally was led by strong increases in petroleum along with industrial metals and grain prices. Broad central bank and government support throughout the world helped maintain consumer demand which helped lead a broad increase in commodities prices.

Twenty of the twenty-four components in the Index had positive returns during the period. The best-performing component was Unleaded Gasoline with a return above 70%. Coffee, Brent Crude, and Crude Oil all had returns above 60% for the year. Silver was down more than 10% after being the strongest commodity a year earlier.

Four of the five S&P GSCI sectors experienced positive performance during the period. Energy (+61%), Industrial Metals (+30%), Agriculture (+25%), and Livestock (+8%) were the S&P GSCI sectors with positive performance. Precious Metals (-5%) was the only sector with negative performance.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.4%
Total	12.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Average Annual Returns*

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	39.06%	1.66%	(6.84%)
A-Class Shares with sales charge‡	32.45%	0.68%	(7.29%)
C-Class Shares	38.08%	0.89%	(7.52%)
C-Class Shares with CDSC§	37.08%	0.89%	(7.52%)
H-Class Shares	39.06%	1.65%	(6.83%)
S&P Goldman Sachs Commodity Index	40.35%	2.80%	(5.50%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2021
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 12.9%
Guggenheim Strategy Fund II1	56,518	$1,406,176
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	141,704	1,405,703
Total Mutual Funds
(Cost $2,822,291)		2,811,879

	Face Amount
FEDERAL AGENCY NOTES†† - 16.1%
Freddie Mac
2.38% due 01/13/22	2,498,000	2,499,625
Federal Farm Credit Bank
0.07% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22[2]	1,000,000	999,763
Total Federal Agency Notes
(Cost $3,499,836)		3,499,388

U.S. TREASURY BILLS†† - 5.6%
U.S. Treasury Bills
0.04% due 01/06/22[3,4]	1,227,000	1,227,000
Total U.S. Treasury Bills
(Cost $1,226,993)		1,227,000

REPURCHASE AGREEMENTS††,5 - 65.3%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	7,959,739	7,959,739
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	3,291,911	3,291,911
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	2,992,647	2,992,647
Total Repurchase Agreements
(Cost $14,244,297)		14,244,297

Total Investments - 99.9%
(Cost $21,793,417)		$21,782,564
Other Assets & Liabilities, net - 0.1%		22,235
Total Net Assets - 100.0%		$21,804,799

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	155	Jan 2022	$21,752,313	$837,019

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
COMMODITIES STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,811,879	$—	$—	$2,811,879
Federal Agency Notes	—	3,499,388	—	3,499,388
U.S. Treasury Bills	—	1,227,000	—	1,227,000
Repurchase Agreements	—	14,244,297	—	14,244,297
Commodity Futures Contracts**	837,019	—	—	837,019
Total Assets	$3,648,898	$18,970,685	$—	$22,619,583

**	This derivative is reported as unrealized appreciation/depreciation at period end.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
COMMODITIES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$202,174	$1,210,000	$—	$—	$(5,998)	$1,406,176	56,518	$12,508
Guggenheim Ultra Short Duration Fund — Institutional Class	208,126	1,205,000	—	—	(7,423)	1,405,703	141,704	8,353
	$410,300	$2,415,000	$—	$—	$(13,421)	$2,811,879		$20,861

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
COMMODITIES STRATEGY FUND

December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $4,726,829)	$4,726,388
Investments in affiliated issuers, at value (cost $2,822,291)	2,811,879
Repurchase agreements, at value (cost $14,244,297)	14,244,297
Cash	20
Segregated cash with broker	722,910
Receivables:
Interest	27,832
Fund shares sold	11,808
Dividends	2,894
Total assets	22,548,028

Liabilities:
Payable for:
Fund shares redeemed	441,798
Variation margin on futures contracts	254,494
Management fees	13,351
Transfer agent and administrative fees	4,915
Distribution and service fees	4,682
Portfolio accounting fees	1,827
Trustees’ fees*	175
Miscellaneous	21,987
Total liabilities	743,229
Commitments and contingent liabilities (Note 11)	—
Net assets	$21,804,799

Net assets consist of:
Paid in capital	$25,247,883
Total distributable earnings (loss)	(3,443,084)
Net assets	$21,804,799

A-Class:
Net assets	$724,159
Capital shares outstanding	24,477
Net asset value per share	$29.59
Maximum offering price per share (Net asset value divided by 95.25%)	$31.07

C-Class:
Net assets	$183,063
Capital shares outstanding	9,521
Net asset value per share	$19.23

H-Class:
Net assets	$20,897,577
Capital shares outstanding	705,438
Net asset value per share	$29.62

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
COMMODITIES STRATEGY FUND

Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$20,861
Interest	9,555
Total investment income	30,416

Expenses:
Management fees	141,784
Distribution and service fees:
A-Class	1,137
C-Class	1,439
H-Class	38,782
Transfer agent and administrative fees	44,305
Professional fees	20,063
Portfolio accounting fees	16,111
Custodian fees	2,182
Trustees’ fees*	1,244
Miscellaneous	19,570
Total expenses	286,617
Less:
Expenses waived by Adviser	(23,287)
Net expenses	263,330
Net investment loss	(232,914)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(5,047)
Futures contracts	2,365,863
Net realized gain	2,360,816
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(443)
Investments in affiliated issuers	(13,421)
Futures contracts	775,725
Net change in unrealized appreciation (depreciation)	761,861
Net realized and unrealized gain	3,122,677
Net increase in net assets resulting from operations	$2,889,763

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(232,914)	$(18,325)
Net realized gain (loss) on investments	2,360,816	(438,192)
Net change in unrealized appreciation (depreciation) on investments	761,861	(125,419)
Net increase (decrease) in net assets resulting from operations	2,889,763	(581,936)

Distributions to shareholders:
A-Class	(20,464)	(134,155)
C-Class	(8,077)	(37,215)
H-Class	(603,257)	(569,791)
Total distributions to shareholders	(631,798)	(741,161)

Capital share transactions:
Proceeds from sale of shares
A-Class	919,688	108,251
C-Class	142,753	394
H-Class	87,058,046	7,866,887
Distributions reinvested
A-Class	19,901	116,280
C-Class	7,304	37,106
H-Class	596,439	535,101
Cost of shares redeemed
A-Class	(521,253)	(311,469)
C-Class	(49,482)	(29,316)
H-Class	(69,747,995)	(11,492,371)
Net increase (decrease) from capital share transactions	18,425,401	(3,169,137)
Net increase (decrease) in net assets	20,683,366	(4,492,234)

Net assets:
Beginning of year	1,121,433	5,613,667
End of year	$21,804,799	$1,121,433

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital share activity:
Shares sold
A-Class	32,719	3,057
C-Class	8,052	13
H-Class	3,084,506	201,034
Shares issued from reinvestment of distributions
A-Class	702	5,462
C-Class	396	2,619
H-Class	21,016	25,099
Shares redeemed
A-Class	(18,569)	(8,589)
C-Class	(2,702)	(999)
H-Class	(2,439,032)	(267,560)
Net increase (decrease) in shares	687,088	(39,864)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$21.93	$61.06	$53.27	$88.34	$85.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.28)	.36	.39	(.22)
Net gain (loss) on investments (realized and unrealized)	8.94	(14.84)	7.88	(11.90)	4.13
Total from investment operations	8.54	(15.12)	8.24	(11.51)	3.91
Less distributions from:
Net investment income	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Total distributions	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Net asset value, end of period	$29.59	$21.93	$61.06	$53.27	$88.34

Total Return[b]	39.06%	(23.58%)	15.47%	(15.47%)	4.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$724	$211	$592	$830	$819
Ratios to average net assets:
Net investment income (loss)	(1.43%)	(0.65%)	0.60%	0.44%	(0.28%)
Total expenses[c]	1.78%	1.79%	1.88%	1.81%	1.73%
Net expenses[d]	1.63%	1.61%	1.73%	1.68%	1.63%
Portfolio turnover rate	—	5%	—	65%	25%

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$14.59	$51.84	$45.63	$79.89	$78.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.50)	(.07)	(.41)	(.70)
Net gain (loss) on investments (realized and unrealized)	5.93	(12.74)	6.73	(10.29)	3.59
Total from investment operations	5.52	(13.24)	6.66	(10.70)	2.89
Less distributions from:
Net investment income	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Total distributions	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Net asset value, end of period	$19.23	$14.59	$51.84	$45.63	$79.89

Total Return[b]	38.08%	(24.15%)	14.61%	(16.11%)	3.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183	$55	$111	$110	$332
Ratios to average net assets:
Net investment income (loss)	(2.18%)	(1.44%)	(0.13%)	(0.49%)	(0.94%)
Total expenses[c]	2.53%	2.54%	2.63%	2.55%	2.48%
Net expenses[d]	2.38%	2.36%	2.48%	2.42%	2.36%
Portfolio turnover rate	—	5%	—	65%	25%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$21.96	$61.10	$53.31	$88.39	$85.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.34)	.35	.25	(.25)
Net gain (loss) on investments (realized and unrealized)	8.95	(14.79)	7.89	(11.77)	4.14
Total from investment operations	8.54	(15.13)	8.24	(11.52)	3.89
Less distributions from:
Net investment income	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Total distributions	(.88)	(24.01)	(.45)	(23.56)	(1.32)
Net asset value, end of period	$29.62	$21.96	$61.10	$53.31	$88.39

Total Return	39.06%	(23.58%)	15.48%	(15.50%)	4.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,898	$855	$4,911	$8,744	$6,002
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(0.77%)	0.59%	0.27%	(0.31%)
Total expenses[c]	1.77%	1.78%	1.89%	1.81%	1.74%
Net expenses[d]	1.63%	1.61%	1.74%	1.68%	1.65%
Portfolio turnover rate	—	5%	—	65%	25%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2021, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

At December 31, 2021, A-Class, C-Class, H-Class, P-Class and Institutional Class shares have been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange priviledges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2021	% of Net Assets of the Fund at December 31, 2021
Multi-Hedge Strategies Fund	09/18/09	$1,709,069	2.4%
Commodities Strategy Fund	09/08/09	3,937,548	18.1%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.07% at December 31, 2021.

(m) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

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For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	$144,992,554	$87,331,383
Commodities Strategy Fund	Index exposure, Liquidity	15,670,339	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$51,889,057	$42,684,531

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity/currency/equity/ interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2021
Multi-Hedge Strategies Fund	$208,653	$5,934,449	$121,638	$104,947	$366,867	$6,736,554
Commodities Strategy Fund	—	—	—	—	837,019	837,019

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2021
Multi-Hedge Strategies Fund	$113,975	$1,955,347	$301,977	$278,972	$345,159	$2,995,430

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$(286,849)	$87,120	$276,859	$(1,391,499)	$2,448,788	$1,134,419
Commodities Strategy Fund	—	—	—	—	2,365,863	2,365,863

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$137,524	$3,305,633	$(397,398)	$(265,540)	$(201,820)	$2,578,399
Commodities Strategy Fund	—	—	—	—	775,725	775,725

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$5,934,449	$—	$5,934,449	$(1,955,347)	$—	$3,979,102

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$1,955,347	$—	$1,955,347	$(1,955,347)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Commodities Strategy Fund	Goldman Sachs International	Futures contracts	$722,910	$—

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $29,112 and $20,950, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares, P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

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For the year ended December 31, 2021, GFD retained sales charges of $128,027 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $10,562 and $2,337, respectively, related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.05%			1.25%
Due 01/03/22	$132,534,999	$132,535,551	Due 11/30/26	$135,013,600	$135,185,818

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 01/03/22	54,812,529	54,812,575	Due 07/15/30	49,979,168	55,908,855

BofA Securities, Inc.			U.S. Treasury Note
0.02%			2.88%
Due 01/03/22	49,829,572	49,829,655	Due 11/30/25	47,581,300	50,826,225

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds

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receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Multi-Hedge Strategies Fund	$633,561	$—	$633,561
Commodities Strategy Fund	631,798	—	631,798

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Multi-Hedge Strategies Fund	$564,222	$—	$564,222
Commodities Strategy Fund	741,161	—	741,161

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Multi-Hedge Strategies Fund	$1,370,577	$—	$(1,755,029)	$(2,030,247)	$(2,414,699)
Commodities Strategy Fund	810,092	—	(2,843,730)	(56,874)	(2,090,512)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Multi-Hedge Strategies Fund	$(1,667,979)	$—	$(1,667,979)
Commodities Strategy Fund	(40,762)	(16,112)	(56,874)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, the “mark-to-market” of certain derivatives, investments in securities sold short, straddle loss deferrals, foreign currency gains and losses, losses deferred due to wash sales, and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Consolidated Statements of Assets and Liabilities as of December 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Multi-Hedge Strategies Fund	$3,423,133	$(3,423,133)
Commodities Strategy Fund	2,322,865	(2,322,865)

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Multi-Hedge Strategies Fund	$58,529,410	$6,601,411	$(8,355,719)	$(1,754,308)
Commodities Strategy Fund	27,336,856	2,707,493	(5,551,237)	(2,843,744)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 8 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$276,598	$(276,598)	$—	$281,926	$—	$281,926

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

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Note 9 – Securities Transactions

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$123,146,056	$120,315,245
Commodities Strategy Fund	2,415,000	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2021, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2021. The Funds did not have any borrowings outstanding under this agreement at December 31, 2021.

The average daily balances borrowed for the year ended December 31, 2021, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$1,562

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which

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Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Multi-Hedge Strategies Fund and Rydex Commodities Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Guggenheim Multi-Hedge Strategies Fund and Rydex Commodities Strategy Fund (collectively referred to as the “Funds”), (two of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedules of investments, as of December 31, 2021, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds (two of the funds constituting Rydex Series Funds) at December 31, 2021, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 28, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2021, the following funds had the corresponding percentages qualify as interest related dividends permitted by IRC Section 871(k)(1). See qualified interest income in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Multi-Hedge Strategies Fund	0.00%	0.04%
Commodities Strategy Fund	0.00%	0.06%

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

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OTHER INFORMATION (Unaudited) (concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	156

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	155

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	155

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	156

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	155

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

155

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	155	Former: Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

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Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

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How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

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●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

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European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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12.31.2021

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	47
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	48
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	56

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”), is pleased to present the annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the annual period ended December 31, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2021

this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

The Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ●This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ●See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2021

During the 12-month period ended December 31, 2021, the S&P 500 Index reached all-time highs as investors largely brushed off concerns about new COVID-19 variants, global supply chain disruptions, inflationary fears, and other worrying factors that resulted in little more than brief selloffs before the index resumed its upward march.

The economic recovery made considerable progress in 2021 with the help of COVID-19 vaccines and enormous policy stimulus. We expect policymakers, led by the Federal Reserve (the “Fed”), will begin to scale back their support in 2022. However, because of their dovish policy framework, the Fed is deliberately “behind the curve.” As such, we expect real interest rates could remain negative in the near term, supporting above-potential economic growth and risk asset returns. Eventually an overheated economy will require that the Fed apply the brakes more firmly, but we believe that will be a greater concern in 2023.

U.S. real gross domestic product (“GDP”) slowed to 2.3% in the third quarter of 2021, but output has now fully recovered and now exceeds its supply side potential. We believe growth could bounce back to a robust 6–7% in the fourth quarter and remain well above potential in 2022, which would ensure a continued rapid decline in the unemployment rate.

A rapidly tightening labor market will put further pressure on wages, which are already surging. The Employment Cost Index, which is a measure of wage growth given that it controls for compositional changes (e.g. low paid industries losing jobs disproportionately), saw the largest quarterly gain in over 30 years in the third quarter reading. The share of businesses reporting plans to raise wages is also spiking, which suggests that further wage gains are in the pipeline.

As a result, the inflation narrative is evolving from a focus on the series of “transitory” shocks of 2021 to a focus on accelerating wage growth and housing inflation. While we believe that overall inflation will slow in 2022 as durable goods prices recede, core inflation should remain meaningfully above the Fed’s 2.0% target. We therefore expect that the Fed will deliver four rate increases in 2022, starting in March, and begin the process of quantitative tightening.

A key risk to our positive outlook is China, where massive property and credit imbalances threaten to unravel. Real GDP growth in 2021 slowed to a pace of just 4.0%, the weakest in the modern era excluding the first half of 2020. However, Chinese policymakers appear ready to step in to support faster growth. Separately, while the Omicron variant of COVID-19 has produced record cases, reduced severity and vaccines/treatments may portend only a modest drag on growth.

For the 12-month period ended December 31, 2021, the S&P 500® Index* returned 28.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.26%. The return of the MSCI Emerging Markets Index* was -2.54%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -1.54% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 5.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2021

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and reblanced and reconstituted annually.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2021 and ending December 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.76%	(1.86%)	$ 1,000.00	$ 981.40	$ 8.79
C-Class	2.53%	(2.28%)	1,000.00	977.20	12.61
P-Class	1.76%	(1.91%)	1,000.00	980.90	8.79
Institutional Class	1.50%	(1.71%)	1,000.00	982.90	7.50

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.76%	5.00%	$ 1,000.00	$ 1,016.33	$ 8.94
C-Class	2.53%	5.00%	1,000.00	1,012.45	12.83
P-Class	1.76%	5.00%	1,000.00	1,016.33	8.94
Institutional Class	1.50%	5.00%	1,000.00	1,017.64	7.63

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2021 to December 31, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

For the one-year period ended December 31, 2021, the Managed Futures Strategy Fund Institutional shares returned 2.76%. The ICE BofA 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 0.05%. The Fund underperformed the SG CTA Index for the year, which returned 6.17%, but within expected performance dispersion.

The Fund is comprised of multiple proprietary strategies designed to systematically profit from market inefficiencies in futures markets around the world.

For the one-year period ending December 31, 2021, positions in Equity Indexes and Commodities contributed positively to the fund. Positions in Fixed Income detracted from fund returns.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	27.8%
Guggenheim Strategy Fund II	23.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.3%
Total	59.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2021

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Average Annual Returns*

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	2.51%	2.12%	(0.52%)
A-Class Shares with sales charge‡	(2.36%)	1.13%	(1.00%)
C-Class Shares	1.75%	1.36%	(1.27%)
C-Class Shares with CDSC§	0.75%	1.36%	(1.27%)
P-Class Shares	2.50%	2.16%	(0.50%)
Institutional Class Shares	2.76%	2.38%	(0.28%)
ICE BofA 3-Month U.S. Treasury Bill Index	0.05%	1.14%	0.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2021
MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 59.4%
Guggenheim Strategy Fund III[1]	235,195	$5,886,936
Guggenheim Strategy Fund II1	199,023	4,951,696
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	176,770	1,753,560
Total Mutual Funds
(Cost $12,552,320)		12,592,192

	Face Amount
U.S. TREASURY BILLS†† - 14.1%
U.S. Treasury Bills
0.04% due 01/06/22[2,3]	$2,980,000	2,979,999
Total U.S. Treasury Bills
(Cost $2,979,984)		2,979,999

REPURCHASE AGREEMENTS††,4 - 25.0%
J.P. Morgan Securities LLC issued 12/31/21 at 0.05% due 01/03/22	2,962,991	2,962,991
Barclays Capital, Inc. issued 12/31/21 at 0.01% due 01/03/22	1,225,405	1,225,405
BofA Securities, Inc. issued 12/31/21 at 0.02% due 01/03/22	1,114,005	1,114,005
Total Repurchase Agreements
(Cost $5,302,401)		5,302,401

Total Investments - 98.5%
(Cost $20,834,705)		$20,874,592
Other Assets & Liabilities, net - 1.5%		322,626
Total Net Assets - 100.0%		$21,197,218

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Cotton #2 Futures Contracts	25	Jul 2022	$1,346,625	$55,021
Gasoline RBOB Futures Contracts	20	Jan 2022	1,866,396	49,958
FCOJ-A Futures Contracts	12	Mar 2022	251,910	17,875
Live Cattle Futures Contracts	18	Feb 2022	1,005,480	15,830
Palladium Futures Contracts	1	Mar 2022	189,400	15,497
CME Cash-Settled Butter Futures Contracts	3	Feb 2022	139,500	11,052
WTI Crude Futures Contracts	3	Jan 2022	226,350	10,086
Cattle Feeder Futures Contracts	4	Mar 2022	340,000	10,029
Live Cattle Futures Contracts	69	Jun 2022	3,839,160	8,658
CME Class III Milk Futures Contracts	4	Mar 2022	166,000	7,136
Soybean Futures Contracts	6	Mar 2022	401,925	6,346
Canadian Canola (WCE) Futures Contracts	16	Mar 2022	256,328	5,847
Cotton #2 Futures Contracts	4	Mar 2022	225,300	4,659
CME Nonfat Dry Milk Futures Contracts	3	Feb 2022	210,969	4,381
NYMEX Chicago Ethanol Platts Swap Futures Contracts	1	Jan 2022	96,600	4,200

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Soybean Oil Futures Contracts	4	Mar 2022	$135,768	$3,538
CBOT Rough Rice Futures Contracts	12	Mar 2022	356,880	3,503
NY Harbor ULSD Futures Contracts	2	Jan 2022	195,577	2,381
Corn Futures Contracts	10	Mar 2022	296,250	2,035
Low Sulphur Gas Oil Futures Contracts	2	Feb 2022	133,200	1,397
Brent Crude Futures Contracts	3	Jan 2022	233,820	1,235
LME Primary Aluminum Futures Contracts	9	Feb 2022	631,125	904
Natural Gas Futures Contracts	3	Jan 2022	112,950	772
LME Zinc Futures Contracts	2	Feb 2022	178,133	739
Copper Futures Contracts	1	Mar 2022	111,413	572
CME Cheese Futures Contracts	3	Feb 2022	113,760	319
SGX Iron Ore 62% Futures Contracts	2	Feb 2022	24,190	286
Soybean Meal Futures Contracts	3	Mar 2022	119,970	151
LME Lead Futures Contracts	1	Feb 2022	57,988	128
Dry Whey Futures Contracts	1	Feb 2022	29,876	(135)
Euro - Mill Wheat Futures Contracts	2	Mar 2022	31,705	(496)
CME Random Length Lumber Futures Contracts	1	Mar 2022	125,411	(762)
LME Tin Futures Contracts	1	Feb 2022	196,025	(1,217)
Platinum Futures Contracts	3	Apr 2022	144,690	(1,381)
Sugar #11 Futures Contracts	32	Feb 2022	674,150	(3,248)
Coffee ‘C’ Futures Contracts	6	Mar 2022	507,938	(6,053)
Oat Futures Contracts	6	Mar 2022	205,350	(8,540)
ECX Emission Futures Contracts	1	Dec 2022	91,815	(10,859)
Red Spring Wheat Futures Contracts	14	Mar 2022	685,300	(13,096)
Natural Gas Futures Contracts	30	Feb 2022	1,077,600	(36,376)
			$17,032,827	$162,372
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2022	$326,505	$14,094
SPI 200 Index Futures Contracts††	19	Mar 2022	2,557,523	9,293
S&P/TSX 60 IX Index Futures Contracts	5	Mar 2022	1,013,029	6,235
FTSE Taiwan Index Futures Contracts	13	Jan 2022	833,170	4,415
Dow Jones Industrial Average Index Mini Futures Contracts	6	Mar 2022	1,086,900	3,682
S&P 500 Index Mini Futures Contracts	4	Mar 2022	951,900	2,557
OMX Stockholm 30 Index Futures Contracts††	2	Jan 2022	53,232	1,887
Amsterdam Index Futures Contracts††	4	Jan 2022	725,674	1,717
Tokyo Stock Price Index Futures Contracts††	2	Mar 2022	346,582	535
CAC 40 10 Euro Index Futures Contracts††	13	Jan 2022	1,055,065	371
Nikkei 225 (OSE) Index Futures Contracts††	2	Mar 2022	501,353	(855)
FTSE 100 Index Futures Contracts††	2	Mar 2022	197,769	(1,013)
Euro STOXX 50 Index Futures Contracts††	12	Mar 2022	583,090	(1,552)
CBOE Volatility Index Futures Contracts	11	Feb 2022	241,450	(1,869)

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
CBOE Volatility Index Futures Contracts	10	Jan 2022	$197,200	$(20,741)
			$10,670,442	$18,756
Currency Futures Contracts Purchased†
British Pound Futures Contracts	8	Mar 2022	$676,000	$11,695
Canadian Dollar Futures Contracts	3	Mar 2022	237,195	2,733
New Zealand Dollar Futures Contracts	3	Mar 2022	205,050	2,014
Euro FX Futures Contracts	3	Mar 2022	427,200	1,161
Japanese Yen Futures Contracts	20	Mar 2022	2,173,250	(13,486)
			$3,718,695	$4,117
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	14	Mar 2022	$1,824,594	$13,256
U.S. Treasury Ultra Long Bond Futures Contracts	2	Mar 2022	392,188	2,019
U.S. Treasury 2 Year Note Futures Contracts	19	Mar 2022	4,144,523	447
U.S. Treasury Long Bond Futures Contracts	3	Mar 2022	479,813	(370)
Euro - Bobl Futures Contracts††	2	Mar 2022	303,188	(912)
Euro - Schatz Futures Contracts††	100	Mar 2022	12,753,871	(2,276)
Euro - 30 year Bond Futures Contracts††	1	Mar 2022	235,257	(3,702)
Euro - Bund Futures Contracts††	5	Mar 2022	975,182	(6,307)
Euro - OATS Futures Contracts††	14	Mar 2022	2,599,021	(24,520)
Euro - BTP Italian Government Bond Futures Contracts††	19	Mar 2022	3,177,914	(33,051)
			$26,885,551	$(55,416)
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	27	May 2022	$681,210	$27,131
CBOE Volatility Index Futures Contracts	22	Jun 2022	562,540	4,226
Russell 2000 Index Mini Futures Contracts	1	Mar 2022	112,125	212
MSCI EAFE Index Futures Contracts	3	Mar 2022	348,105	(125)
IBEX 35 Index Futures Contracts††	2	Jan 2022	197,073	(1,091)
DAX Index Futures Contracts††	1	Mar 2022	449,542	(4,764)
			$2,350,595	$25,589
Interest Rate Futures Contracts Sold Short†
Long Gilt Futures Contracts††	28	Mar 2022	$4,726,053	$26,994
Euro - Bund Futures Contracts	7	Mar 2022	1,365,255	13,165
U.S. Treasury 10 Year Note Futures Contracts	4	Mar 2022	521,313	536
Australian Government 3 Year Bond Futures Contracts††	57	Mar 2022	4,730,739	(1,076)
Australian Government 10 Year Bond Futures Contracts††	17	Mar 2022	1,726,314	(5,489)
Canadian Government 10 Year Bond Futures Contracts††	30	Mar 2022	3,380,111	(10,745)
			$16,449,785	$23,385
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	32	Mar 2022	$1,131,520	$31,598
Lean Hogs Futures Contracts	5	Feb 2022	162,600	2,638

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Corn Futures Contracts	1	Mar 2022	$29,625	$1,110
Black Sea Wheat Financially Settled (Platts) Futures Contracts	3	Mar 2022	50,100	(8)
Soybean Oil Futures Contracts	1	Mar 2022	33,942	(219)
Soybean Meal Futures Contracts	4	Mar 2022	159,960	(492)
LME Lead Futures Contracts	3	Feb 2022	173,963	(665)
Copper Futures Contracts	1	Mar 2022	111,413	(1,570)
Cocoa Futures Contracts	6	Mar 2022	152,340	(2,870)
Gold 100 oz. Futures Contracts	2	Feb 2022	366,040	(3,626)
Cotton #2 Futures Contracts	14	Mar 2022	788,550	(21,573)
Live Cattle Futures Contracts	69	Apr 2022	3,995,790	(26,582)
Gasoline RBOB Futures Contracts	19	Mar 2022	1,860,298	(90,941)
			$9,016,141	$(113,200)
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	13	Mar 2022	$1,412,613	$6,506
Mexican Peso Futures Contracts	14	Mar 2022	337,050	546
British Pound Futures Contracts	6	Mar 2022	507,000	(583)
Canadian Dollar Futures Contracts	9	Mar 2022	711,585	(4,503)
New Zealand Dollar Futures Contracts	9	Mar 2022	615,150	(5,947)
Euro FX Futures Contracts	15	Mar 2022	2,136,000	(8,238)
Australian Dollar Futures Contracts	28	Mar 2022	2,034,900	(21,416)
Swiss Franc Futures Contracts	71	Mar 2022	9,745,637	(129,348)
			$17,499,935	$(162,983)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,592,192	$—	$—	$12,592,192
U.S. Treasury Bills	—	2,979,999	—	2,979,999
Repurchase Agreements	—	5,302,401	—	5,302,401
Commodity Futures Contracts**	279,881	—	—	279,881
Equity Futures Contracts**	62,552	13,803	—	76,355
Interest Rate Futures Contracts**	29,423	26,994	—	56,417
Currency Futures Contracts**	24,655	—	—	24,655
Total Assets	$12,988,703	$8,323,197	$—	$21,311,900

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$230,709	$—	$—	$230,709
Currency Futures Contracts**	183,521	—	—	183,521
Interest Rate Futures Contracts**	370	88,078	—	88,448
Equity Futures Contracts**	22,735	9,275	—	32,010
Total Liabilities	$437,335	$97,353	$—	$534,688

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,510,413	$2,658,326	$(1,200,000)	$19,979	$(37,022)	$4,951,696	199,023	$58,334
Guggenheim Strategy Fund III	5,614,498	789,403	(500,000)	3,281	(20,246)	5,886,936	235,195	89,635
Guggenheim Ultra Short Duration Fund — Institutional Class	2,594,622	770,615	(1,600,000)	4,745	(16,422)	1,753,560	176,770	20,666
	$11,719,533	$4,218,344	$(3,300,000)	$28,005	$(73,690)	$12,592,192		$168,635

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MANAGED FUTURES STRATEGY FUND

December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $2,979,984)	$2,979,999
Investments in affiliated issuers, at value (cost $12,552,320)	12,592,192
Repurchase agreements, at value (cost $5,302,401)	5,302,401
Cash	2,034
Segregated cash with broker	191,318
Receivables:
Variation margin on futures contracts	126,648
Fund shares sold	58,955
Dividends	16,842
Interest	5
Total assets	21,270,394

Liabilities:
Payable for:
Securities purchased	17,671
Management fees	16,018
Registration fees	7,926
Professional fees	5,193
Transfer agent and administrative fees	4,883
Fund shares redeemed	3,780
Distribution and service fees	3,250
Portfolio accounting fees	1,815
Trustees’ fees*	231
Miscellaneous	12,409
Total liabilities	73,176
Commitments and contingent liabilities (Note 10)	—
Net assets	$21,197,218

Net assets consist of:
Paid in capital	$65,105,662
Total distributable earnings (loss)	(43,908,444)
Net assets	$21,197,218

A-Class:
Net assets	$5,760,498
Capital shares outstanding	312,968
Net asset value per share	$18.41
Maximum offering price per share (Net asset value divided by 95.25%)	$19.33

C-Class:
Net assets	$570,305
Capital shares outstanding	35,027
Net asset value per share	$16.28

P-Class:
Net assets	$6,697,115
Capital shares outstanding	362,420
Net asset value per share	$18.48

Institutional Class:
Net assets	$8,169,300
Capital shares outstanding	429,977
Net asset value per share	$19.00

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED STATEMENT OF OPERATIONS
MANAGED FUTURES STRATEGY FUND

Year Ended December 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$168,635
Interest	3,260
Total investment income	171,895

Expenses:
Management fees	235,507
Distribution and service fees:
A-Class	15,791
C-Class	8,387
P-Class	18,892
Transfer agent and administrative fees	64,584
Portfolio accounting fees	23,062
Professional fees	22,734
Registration fees	21,194
Trustees’ fees*	4,214
Custodian fees	3,354
Miscellaneous	646
Total expenses	418,365
Less:
Expenses waived by Adviser	(33,622)
Net expenses	384,743
Net investment loss	(212,848)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(6)
Investments in affiliated issuers	28,005
Futures contracts	1,578,525
Foreign currency transactions	5,697
Net realized gain	1,612,221
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(34)
Investments in affiliated issuers	(73,690)
Futures contracts	(694,940)
Foreign currency translations	287
Net change in unrealized appreciation (depreciation)	(768,377)
Net realized and unrealized gain	843,844
Net increase in net assets resulting from operations	$630,996

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(212,848)	$(172,698)
Net realized gain (loss) on investments	1,612,221	(133,795)
Net change in unrealized appreciation (depreciation) on investments	(768,377)	980,520
Net increase in net assets resulting from operations	630,996	674,027

Distributions to shareholders:
A-Class	—	(451,080)
C-Class	—	(80,374)
P-Class	—	(543,862)
Institutional Class	—	(548,863)
Total distributions to shareholders	—	(1,624,179)

Capital share transactions:
Proceeds from sale of shares
A-Class	537,216	2,075,146
C-Class	19,947	121,954
P-Class	7,859,685	51,171,335
Institutional Class	2,520,243	7,313,155
Distributions reinvested
A-Class	—	436,975
C-Class	—	80,300
P-Class	—	532,574
Institutional Class	—	546,866
Cost of shares redeemed
A-Class	(1,245,643)	(2,942,119)
C-Class	(594,228)	(835,458)
P-Class	(9,126,556)	(54,761,136)
Institutional Class	(2,375,208)	(6,807,075)
Net decrease from capital share transactions	(2,404,544)	(3,067,483)
Net decrease in net assets	(1,773,548)	(4,017,635)

Net assets:
Beginning of year	22,970,766	26,988,401
End of year	$21,197,218	$22,970,766

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital share activity:
Shares sold
A-Class	29,197	108,202
C-Class	1,220	7,056
P-Class	415,340	2,659,332
Institutional Class	132,079	372,363
Shares issued from reinvestment of distributions
A-Class	—	24,786
C-Class	—	5,108
P-Class	—	30,072
Institutional Class	—	30,130
Shares redeemed
A-Class	(67,428)	(152,744)
C-Class	(36,270)	(48,680)
P-Class	(482,276)	(2,836,006)
Institutional Class	(124,121)	(349,861)
Net decrease in shares	(132,259)	(150,242)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$17.96	$18.96	$17.65	$19.19	$18.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.12)	.15	.15	.04
Net gain (loss) on investments (realized and unrealized)	.63	.48	1.16	(1.69)	1.34
Total from investment operations	.45	.36	1.31	(1.54)	1.38
Less distributions from:
Net investment income	—	(1.36)	—	—	(.90)
Total distributions	—	(1.36)	—	—	(.90)
Net asset value, end of period	$18.41	$17.96	$18.96	$17.65	$19.19

Total Return[b]	2.51%	2.01%	7.42%	(8.03%)	7.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,760	$6,306	$7,033	$6,793	$10,621
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(0.62%)	0.82%	0.80%	0.21%
Total expenses[c]	1.88%	1.87%	1.90%	1.84%	1.78%
Net expenses[d]	1.73%	1.75%	1.80%	1.79%	1.72%
Portfolio turnover rate	27%	111%	26%	21%	68%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$16.00	$17.03	$15.97	$17.49	$17.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.23)	.01	.01	(.10)
Net gain (loss) on investments (realized and unrealized)	.57	.41	1.05	(1.53)	1.23
Total from investment operations	.28	.18	1.06	(1.52)	1.13
Less distributions from:
Net investment income	—	(1.21)	—	—	(.90)
Total distributions	—	(1.21)	—	—	(.90)
Net asset value, end of period	$16.28	$16.00	$17.03	$15.97	$17.49

Total Return[b]	1.75%	1.25%	6.64%	(8.69%)	6.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$570	$1,121	$1,815	$4,485	$8,234
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.37%)	0.06%	0.04%	(0.56%)
Total expenses[c]	2.63%	2.62%	2.65%	2.59%	2.53%
Net expenses[d]	2.49%	2.50%	2.57%	2.53%	2.47%
Portfolio turnover rate	27%	111%	26%	21%	68%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$18.03	$19.00	$17.70	$19.23	$18.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.12)	.15	.15	.06
Net gain (loss) on investments (realized and unrealized)	.63	.49	1.15	(1.68)	1.36
Total from investment operations	.45	.37	1.30	(1.53)	1.42
Less distributions from:
Net investment income	—	(1.34)	—	—	(.90)
Total distributions	—	(1.34)	—	—	(.90)
Net asset value, end of period	$18.48	$18.03	$19.00	$17.70	$19.23

Total Return	2.50%	2.05%	7.34%	(7.96%)	7.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,697	$7,741	$10,946	$13,669	$21,426
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(0.63%)	0.82%	0.80%	0.29%
Total expenses[c]	1.88%	1.88%	1.90%	1.84%	1.78%
Net expenses[d]	1.73%	1.77%	1.81%	1.78%	1.72%
Portfolio turnover rate	27%	111%	26%	21%	68%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Per Share Data
Net asset value, beginning of period	$18.49	$19.48	$18.09	$19.61	$19.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.08)	.21	.20	.08
Net gain (loss) on investments (realized and unrealized)	.65	.49	1.18	(1.72)	1.36
Total from investment operations	.51	.41	1.39	(1.52)	1.44
Less distributions from:
Net investment income	—	(1.40)	—	—	(.90)
Total distributions	—	(1.40)	—	—	(.90)
Net asset value, end of period	$19.00	$18.49	$19.48	$18.09	$19.61

Total Return	2.76%	2.29%	7.68%	(7.75%)	7.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,169	$7,802	$7,195	$7,711	$10,339
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.38%)	1.07%	1.05%	0.41%
Total expenses[c]	1.63%	1.61%	1.65%	1.59%	1.53%
Net expenses[d]	1.48%	1.49%	1.55%	1.54%	1.46%
Portfolio turnover rate	27%	111%	26%	21%	68%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2021, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the Managed Futures Strategy Fund (the “Fund”), a diversified investment company. At December 31, 2021, only A-Class, C-Class, P-Class, and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2021	% of Net Assets of the Fund at December 31, 2021
05/01/08	$3,312,108	15.6%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.07% at December 31, 2021.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Consolidated Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$81,712,785	$58,360,001

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate/currency/ commodity future contracts	Variation margin on futures contracts	—

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2021:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2021
$76,355	$24,655	$56,417	$279,881	$437,308

Liability Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2021
$32,010	$183,521	$88,448	$230,709	$534,688

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/interest rate/currency/commodity future contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$1,186,723	$424,917	$(1,721,715)	$1,688,600	$1,578,525

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(97,194)	$(354,384)	$(101,345)	$(142,017)	$(694,940)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of December 31, 2021.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs International	Futures Contracts	$191,318	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, the Fund waived $27,946 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2021, GFD retained sales charges of $128,027 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, the Fund waived $5,675 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.05%			1.25%
Due 01/03/22	$132,534,999	$132,535,551	Due 11/30/26	$135,013,600	$135,185,818

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 01/03/22	54,812,529	54,812,575	Due 07/15/30	49,979,168	55,908,855

BofA Securities, Inc.			U.S. Treasury Note
0.02%			2.88%
Due 01/03/22	49,829,572	49,829,655	Due 11/30/25	47,581,300	50,826,225

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$1,624,179	$—	$—	$1,624,179

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$1,802,000	$—	$(16,896,675)	$(28,093,768)	$(43,188,443)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2021, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(5,135,816)	$(22,957,952)	$(28,093,768)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, foreign currency gains and losses, losses deferred due to wash sales, and the “mark-to-market” of certain derivatives. To the extent these differences

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Consolidated Statement of Assets and Liabilities as of December 31, 2021 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$1,815,135	$(1,815,135)

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$50,372,061	$—	$(16,896,644)	$(16,896,644)

Note 8 – Securities Transactions

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$4,218,344	$3,300,000

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2021, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2021. The Fund did not have any borrowings outstanding under this agreement at December 31, 2021.

The average daily balance borrowed for the year ended December 31,2021 was $134.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Managed Futures Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Managed Futures Strategy Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Rydex Series Funds) at December 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 28, 2022

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	156

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	155

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	155

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	156

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	155

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

155

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Interested Trustee
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	155	Former: Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020 were $96,915 and $96,915, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2021 and December 31, 2020 were $40,229, and $36,979, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $40,229, and $36,979, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 10, 2022

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	March 10, 2022

*	Print the name and title of each signing officer under his or her signature.